                                                                    EXHIBIT 10.2



--------------------------------------------------------------------------------




                                 SALE AGREEMENT


                                 by and between


                 BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1,

                                    as Issuer



                                       and



                             BAS SECURITIZATION LLC,

                                    as Seller






                            Dated as of July 7, 2005



--------------------------------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            PAGE
ARTICLE I        DEFINITIONS AND USAGE........................................1

  SECTION 1.1      Definitions................................................1
  SECTION 1.2      Other Interpretive Provisions..............................1

ARTICLE II       CONVEYANCE OF TRANSFERRED ASSETS.............................2

  SECTION 2.1      Conveyance of Transferred Assets...........................2
  SECTION 2.2      Representations and Warranties of the Seller as to
                   each Receivable............................................2
  SECTION 2.3      Repurchase upon Breach.....................................2

ARTICLE III      THE SELLER...................................................3

  SECTION 3.1      Representations and Warranties of Seller...................3
  SECTION 3.2      Liability of the Seller; Indemnities.......................4
  SECTION 3.3      Merger or Consolidation of, or Assumption of the
                   Obligations of, Seller.....................................5
  SECTION 3.4      Limitation on Liability of Seller and Others...............6
  SECTION 3.5      Seller May Own Notes.......................................6
  SECTION 3.6      Sarbanes-Oxley Act Requirements and 1934 Act Filings.......6
  SECTION 3.7      Compliance with Organizational Documents...................6
  SECTION 3.8      Perfection Representations, Warranties and Covenants.......6

ARTICLE IV       MISCELLANEOUS PROVISIONS.....................................7

  SECTION 4.1      Amendment..................................................7
  SECTION 4.2      Protection of Title........................................8
  SECTION 4.3      Other Liens or Interests...................................8
  SECTION 4.4      Transfers Intended as Sale; Security Interest..............9
  SECTION 4.5      Information Requests......................................10
  SECTION 4.6      Notices, Etc..............................................10
  SECTION 4.7      Choice of Law.............................................10
  SECTION 4.8      Headings..................................................10
  SECTION 4.9      Counterparts..............................................10
  SECTION 4.10     Waivers...................................................10
  SECTION 4.11     Entire Agreement..........................................11
  SECTION 4.12     Severability of Provisions................................11
  SECTION 4.13     Binding Effect............................................11
  SECTION 4.14     Acknowledgment and Agreement..............................11
  SECTION 4.15     Cumulative Remedies.......................................11
  SECTION 4.16     Nonpetition Covenant......................................11
  SECTION 4.17     Submission to Jurisdiction; Waiver of Jury Trial..........12
  SECTION 4.18     Limitation of Liability...................................12
  SECTION 4.19     Third-Party Beneficiaries.................................12


                                                       Sale Agreement (2005-WF1)
                                      -i-

                                TABLE OF CONTENTS
                                  (continued)

                                                                            PAGE

Schedule I      Representations and Warranties
Schedule II     Notice Addresses

Exhibit A       Form of Assignment pursuant to Sale Agreement
Exhibit B       Perfection Representations, Warranties and Covenants

Appendix A      Definitions


                                                       Sale Agreement (2005-WF1)
                                      -ii-

         SALE AGREEMENT, dated as of July 7, 2005 (as amended, supplemented or otherwise modified and in effect from time to time, this "Agreement"), by and between BANC OF AMERICA SECURITIES AUTO TRUST 2005-WF1, a Delaware statutory trust (the "Issuer") and BAS SECURITIZATION LLC, a Delaware limited liability company, as seller (the "Seller").

         WHEREAS, the Issuer desires to purchase from the Seller a portfolio of motor vehicle receivables, including motor vehicle retail installment loans that are secured by new and used automobiles and light-duty trucks; and

         WHEREAS, the Seller is willing to sell such portfolio of motor vehicle receivables and related property to the Issuer;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

                                    ARTICLE I

                              DEFINITIONS AND USAGE

         SECTION 1.1 Definitions. Except as otherwise specified herein or as the context may otherwise require, capitalized terms used but not otherwise defined herein are defined in Appendix A hereto, which also contains rules as to usage that are applicable herein.

         SECTION 1.2 Other Interpretive Provisions. For purposes of this Agreement, unless the context otherwise requires: (a) accounting terms not otherwise defined in this Agreement, and accounting terms partly defined in this Agreement to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles; (b) terms defined in
Article 9 of the UCC as in effect in the relevant jurisdiction and not otherwise defined in this Agreement are used as defined in that Article; (c) the words "hereof," "herein" and "hereunder" and words of similar import refer to this Agreement as a whole and not to any particular provision of this Agreement; (d) references to any Article, Section, Schedule, Appendix or Exhibit are references to Articles, Sections, Schedules, Appendices and Exhibits in or to this Agreement and references to any paragraph, subsection, clause or other subdivision within any Section or definition refer to such paragraph, subsection, clause or other subdivision of such Section or definition; (e) the term "including" means "including without limitation"; (f) except as otherwise expressly provided herein, references to any law or regulation refer to that law or regulation as amended from time to time and include any successor law or regulation; (g) references to any Person include that Person's successors and assigns; and (h) headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                                                       Sale Agreement (2005-WF1)

                                   ARTICLE II

                        CONVEYANCE OF TRANSFERRED ASSETS

         SECTION 2.1 Conveyance of Transferred Assets. In consideration of the Issuer's sale and delivery to, or upon the order of, the Seller of all of the Notes and the Residual Interest on the Closing Date, the Seller does hereby irrevocably sell, transfer, assign and otherwise convey to the Issuer without recourse (subject to the obligations herein) all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the Transferred Assets, identified in an Assignment substantially in the form of Exhibit A delivered on the Closing Date. The sale, transfer, assignment and conveyance made hereunder does not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller or the Originators to the Obligors or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

         SECTION 2.2 Representations and Warranties of the Seller as to each Receivable. On the date hereof, with respect to the Receivables the Seller hereby makes the representations and warranties set forth on Schedule I to the Issuer and the Indenture Trustee as to the Receivables sold, transferred, assigned, and otherwise conveyed to the Issuer under this Agreement on which such representations and warranties the Issuer relies in acquiring the Receivables. The representations and warranties as to each Receivable shall survive the Grant of the Receivables by the Issuer to the Indenture Trustee pursuant to the Indenture. Notwithstanding any statement to the contrary contained herein or in any other Transaction Document, the Seller shall not be required to notify any insurer with respect to any Insurance Policy obtained by an Obligor.

         SECTION 2.3 Repurchase upon Breach. Upon discovery by any party hereto of a breach of any of the representations and warranties set forth in Section
2.2 which materially and adversely affects the interests of the Issuer or the Noteholders, the party discovering such breach shall give prompt written notice thereof to the other parties hereto and to the Originator; provided, that the failure to give such notice shall not affect any obligation of the Seller hereunder. If the breach materially and adversely affects the interests of the Issuer or the Noteholders in such Receivable, then the Seller shall either (a) correct or cure such breach or (b) purchase such Receivable from the Issuer, in either case on or before the Payment Date following the end of the Collection Period which includes the 60th day after the date the Seller and the Originator became aware or was notified of such breach. Any such breach or failure will not be deemed to have a material and adverse effect if such breach or failure does not affect the ability of the Issuer to receive and retain timely payment in full on such Receivable. Any such purchase by the Seller shall be at a price equal to the Repurchase Price. In consideration for such repurchase, the Seller shall make (or shall cause to be made) a payment to the Issuer equal to the Repurchase Price by depositing such amount into the Collection Account prior to 4:00 p.m., New York City time on the Business Day immediately preceding such Payment Date. Upon payment of such Repurchase Price by the Seller, the Issuer shall release and shall execute and deliver such instruments of release, transfer or assignment, in each case without recourse or representation, as may be reasonably requested by the Seller to evidence such release, transfer or assignment or more effectively vest in the Seller or its designee all of the Issuer's rights in any Receivable and related Transferred Assets repurchased pursuant to this Section 2.3. It is understood and agreed


                                                       Sale Agreement (2005-WF1)
that the right to cause the Seller to repurchase (or to enforce the obligations of BANA under the Purchase Agreement or the Originator under the Originator Purchase Agreement to repurchase) any Receivable as described above shall constitute the sole remedy respecting such breach available to the Issuer and the Indenture Trustee. Neither the Owner Trustee nor the Indenture Trustee will have any duty to conduct an affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this
Section 2.3.

                                   ARTICLE III

                                   THE SELLER

         SECTION 3.1 Representations and Warranties of Seller. The Seller makes the following representations and warranties as of the Closing Date on which the Issuer will be deemed to have relied in acquiring the Transferred Assets. The representations and warranties speak as of the execution and delivery of this Agreement and will survive the conveyance of the Transferred Assets to the Issuer and the pledge thereof by the Issuer to the Indenture Trustee pursuant to the Indenture:

         (a) Existence and Power. The Seller is a Delaware limited liability company validly existing and in good standing under the laws of its state of organization and has, in all material respects, full power and authority to own its assets and operate its business as presently owned or operated, and to execute, deliver and perform its obligations under the Transaction Documents to which it is a party or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Assets. The Seller has obtained all necessary licenses and approvals in each jurisdiction where the failure to do so would materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents or affect the enforceability or collectibility of the Receivables or any other part of the Transferred Assets.

         (b) Authorization and No Contravention. The execution, delivery and performance by the Seller of the Transaction Documents to which it is a party have been duly authorized by all necessary action on the part of the Seller and do not contravene or constitute a default under (i) any applicable law, rule or regulation, (ii) its organizational documents or (iii) any indenture or agreement or instrument to which the Seller is a party or by which its properties are bound (other than violations of such laws, rules, regulations, indentures or agreements which do not affect the legality, validity or enforceability of any of such agreements and which, individually or in the aggregate, would not materially and adversely affect the transactions contemplated by, or the Seller's ability to perform its obligations under, the Transaction Documents).

         (c) No Consent Required. No approval or authorization by, or filing with, any Governmental Authority is required in connection with the execution, delivery and performance by the Seller of any Transaction Document other than
(i) UCC filings, (ii) approvals and authorizations that have previously been obtained and filings that have previously been made and (iii) approval, authorizations or filings which, if not obtained or made, would not have a material adverse effect on the enforceability or collectibility of the Receivables or any other part of the Transferred Assets or would not materially and adversely affect the ability of the Seller to perform its obligations under the Transaction Documents.

                                                       Sale Agreement (2005-WF1)

         (d) Binding Effect. Each Transaction Document to which the Seller is a party constitutes the legal, valid and binding obligation of the Seller enforceable against the Seller in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium, receivership, conservatorship or other similar laws affecting the enforcement of creditors' rights generally and, if applicable, the rights of creditors of limited liability companies from time to time in effect or by general principles of equity.

         (e) Lien Filings. The Seller is not aware of any material judgment, ERISA or tax lien filings against the Seller.

         (f) No Proceedings. There are no actions, orders, suits or proceedings pending or, to the knowledge of the Seller, threatened against the Seller before or by any Governmental Authority that (i) assert the invalidity or unenforceability of this Agreement or any of the other Transaction Documents,
(ii) seek to prevent the issuance of the Notes or the consummation of any of the transactions contemplated by this Agreement or any of the other Transaction Documents, (iii) seek any determination or ruling that would materially and adversely affect the performance by the Seller of its obligations under this Agreement or any of the other Transaction Documents or the collectibility or enforceability of the Receivables or have a material adverse effect on the Noteholders, or (iv) relate to the Seller that would materially and adversely affect the federal or Applicable Tax State income, excise, franchise or similar tax attributes of the Notes.

         (g) Trade Name. "BAS Securitization LLC" is the only trade name under which the Seller is currently operating its business. For the six (6) years (or such shorter period of time during which the Seller was in existence) preceding the date hereof, the Seller operated its business under the trade name "BAS Securitization LLC". "BAS Securitization LLC" is the name of the Seller indicated on the public record of the Seller's jurisdiction of organization which shows the Seller to have been organized.

         (h) Investment Company Act. The Seller is not an "investment company" that is registered or required to be registered under, or otherwise subject to the restrictions of the Investment Company Act of 1940, as amended.

         SECTION 3.2 Liability of the Seller; Indemnities. The Seller shall be liable in accordance herewith only to the extent of the obligations specifically undertaken by the Seller under this Agreement, and hereby agrees to the following:

         (a) The Seller shall indemnify, defend, and hold harmless the Issuer, the Owner Trustee, the Indenture Trustee, the Noteholders and the Residual Interestholder from and against any loss, liability or expense incurred by reason of the Seller's violation of federal or State securities laws in connection with the registration or the sale of the Notes.

         (b) The Seller will pay any and all taxes levied or assessed upon the Issuer or upon all or any part of the Trust Estate.

         (c) Indemnification under this Section 3.2 will survive the resignation or removal of the Owner Trustee or the Indenture Trustee and the termination of this Agreement and will


                                                       Sale Agreement (2005-WF1)
include reasonable fees and expenses of counsel and expenses of litigation. If the Seller has made any indemnity payments pursuant to this Section 3.2 and the Person to or on behalf of whom such payments are made thereafter collects any of such amounts from others, such Person will promptly repay such amounts to the Seller, without interest.

         (d) The Seller's obligations under this Section 3.2 are obligations solely of the Seller and will not constitute a claim against the Seller to the extent that the Seller does not have funds sufficient to make payment of such obligations. In furtherance of and not in derogation of the foregoing, the Issuer, by entering into or accepting this Agreement, acknowledges and agrees that it has no right, title or interest in or to the Other Assets of the Seller. To the extent that, notwithstanding the agreements and provisions contained in the preceding sentence, the Issuer either (i) asserts an interest or claim to, or benefit from, Other Assets, or (ii) is deemed to have any such interest, claim to, or benefit in or from Other Assets, whether by operation of law, legal process, pursuant to applicable provisions of insolvency laws or otherwise (including by virtue of Section 1111(b) of the Bankruptcy Code or any successor provision having similar effect under the Bankruptcy Code), then the Issuer further acknowledges and agrees that any such interest, claim or benefit in or from Other Assets is and will be expressly subordinated to the indefeasible payment in full, which, under the terms of the relevant documents relating to the securitization or conveyance of such Other Assets, are entitled to be paid from, entitled to the benefits of, or otherwise secured by such Other Assets (whether or not any such entitlement or security interest is legally perfected or otherwise entitled to a priority of distributions or application under applicable law, including insolvency laws, and whether or not asserted against the Seller), including the payment of post-petition interest on such other obligations and liabilities. This subordination agreement will be deemed a subordination agreement within the meaning of Section 510(a) of the Bankruptcy Code. The Issuer further acknowledges and agrees that no adequate remedy at law exists for a breach of this Section 3.2(d) and the terms of this Section 3.2(d) may be enforced by an action for specific performance. The provisions of this
Section 3.2(d) will be for the third party benefit of those entitled to rely thereon and will survive the termination of this Agreement.

         SECTION 3.3 Merger or Consolidation of, or Assumption of the Obligations of, Seller. Any Person (i) into which the Seller may be merged or consolidated, (ii) resulting from any merger, conversion, or consolidation to which the Seller is a party, (iii) succeeding to the business of the Seller, or
(iv) more than 50% of the voting stock or voting power and 50% or more of the economic equity of which is owned directly or indirectly by BAC, which Person in any of the foregoing cases executes an agreement of assumption to perform every obligation of the Seller under this Agreement, will be the successor to the Seller under this Agreement without the execution or filing of any document or any further act on the part of any of the parties to this Agreement. Notwithstanding the foregoing, if the Seller enters into any of the foregoing transactions and is not the surviving entity, (x) the Seller shall deliver to the Indenture Trustee an Officer's Certificate and an Opinion of Counsel each stating that such merger, conversion, consolidation or succession and such agreement of assumption comply with this Section 3.3 and that all conditions precedent, if any, provided for in this Agreement relating to such transaction have been complied with and (y) the Seller will deliver to the Indenture Trustee an Opinion of Counsel either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements and amendments thereto have been executed and filed that are necessary fully to preserve and protect the interest of the Issuer and the Indenture Trustee, respectively, in


                                                       Sale Agreement (2005-WF1)
the Receivables, and reciting the details of such filings, or (B) stating that, in the opinion of such counsel, no such action is necessary to preserve and protect such interest. The Seller will provide notice of any merger, conversion, consolidation, or succession pursuant to this Section 3.3 to the Rating Agencies. Notwithstanding anything herein to the contrary, the execution of the foregoing agreement of assumption and compliance with clauses (x) and (y) of this Section 3.3 will be conditions to the consummation of any of the transactions referred to in clauses (i), (ii) or (iii) of this Section 3.3 in which the Seller is not the surviving entity.

         SECTION 3.4 Limitation on Liability of Seller and Others. The Seller and any officer or employee or agent of the Seller may rely in good faith on the advice of counsel or on any document of any kind, prima facie properly executed and submitted by any Person respecting any matters arising hereunder. The Seller will not be under any obligation to appear in, prosecute, or defend any legal action that is not incidental to its obligations under this Agreement, and that in its opinion may involve it in any expense or liability.

         SECTION 3.5 Seller May Own Notes. The Seller, and any Affiliate of the Seller, may in its individual or any other capacity become the owner or pledgee of Notes with the same rights as it would have if it were not the Seller or an Affiliate thereof, except as otherwise expressly provided herein or in the other Transaction Documents. Except as set forth herein or in the other Transaction Documents, Notes so owned by the Seller or any such Affiliate will have an equal and proportionate benefit under the provisions of this Agreement and the other Transaction Documents, without preference, priority, or distinction as among all of the Notes. Unless all Notes are owned by the Issuer, the Seller or any of their respective Affiliates, any Notes owned by the Issuer, the Seller or any of their respective Affiliates shall be disregarded with respect to the determination of any request, demand, authorization, direction, notice, consent, vote or waiver hereunder or under any other Transaction Document.

         SECTION 3.6 Sarbanes-Oxley Act Requirements and 1934 Act Filings. (a)
(i) To the extent any documents are required to be filed with respect to the Issuer or the Notes pursuant to the Sarbanes-Oxley Act, the Issuer hereby authorizes the Indenture Trustee and the Seller, or either of them, to prepare, sign and file any such documents or any certifications on behalf of the Issuer and (ii) to the extent any certification is required to be made with respect to the Issuer or the Notes pursuant to the Sarbanes-Oxley Act, the Issuer hereby authorizes the Seller certify any such documents on behalf of the Issuer.

         (b) (i) The Issuer hereby authorizes the Indenture Trustee and the Seller, or either of them, to prepare, sign and file any and all reports, statements and information respecting the Issuer and/or the Notes required to be filed pursuant to the Exchange Act and (ii) the Issuer hereby authorizes the Seller to certify any and all reports, statements and information respecting the Issuer and/or the Notes required to be filed pursuant to the Exchange Act.

         SECTION 3.7 Compliance with Organizational Documents. The Seller shall comply with its limited liability company agreement and other organizational documents.

         SECTION 3.8 Perfection Representations, Warranties and Covenants. The Seller hereby makes the perfection representations, warranties and covenants attached hereto as

                                                       Sale Agreement (2005-WF1)

Exhibit B to the Issuer and the Issuer shall be deemed to have relied on such representations, warranties and covenants in acquiring the Transferred Assets.

                                   ARTICLE IV

                            MISCELLANEOUS PROVISIONS

         SECTION 4.1 Amendment.

         (a) Any term or provision of this Agreement may be amended by the Seller with prior notice to each Rating Agency but without the consent of the Indenture Trustee, any Noteholder, the Holder of the Revolving Liquidity Note, the Issuer or the Owner Trustee; provided that such amendment shall not, as evidenced by an Officer's Certificate of the Depositor delivered to the Indenture Trustee and the Owner Trustee materially and adversely affect the interests of the Noteholders, the Holder of the Revolving Liquidity Note, the Indenture Trustee or the Owner Trustee; provided, further, that any amendment entered into pursuant to this Section 4.1(a) shall not significantly change the permitted activities of the Issuer.

         (b) Any term or provision of this Agreement may be amended by the Seller with prior notice to each Rating Agency but without the consent of the Indenture Trustee, any Noteholder, the Holder of the Revolving Liquidity Note, the Issuer, the Owner Trustee or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to enable the Seller or any of its Affiliates to comply with or obtain more favorable treatment under any law or regulation or any accounting rule or principle; provided that such amendment shall not, as evidenced by an Officer's Certificate of the Depositor delivered to the Indenture Trustee and the Owner Trustee materially and adversely affect the interests of the Noteholders, the Holder of the Revolving Liquidity Note, the Issuer, the Indenture Trustee or the Owner Trustee; provided, further, that the Rating Agency Condition with respect to Standard & Poor's shall have been satisfied; provided, further, that any amendment entered into pursuant to this Section 4.1(b) shall not significantly change the permitted activities of the Issuer.

         (c) This Agreement (including Appendix A) may also be amended from time to time by the Seller with prior notice to each Rating Agency and with the consent of the Holders evidencing not less than a majority of the Note Balance of the Controlling Class, and, if the interests of the Holder of the Revolving Liquidity Note are affected, the Holder of the Revolving Liquidity Note, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement. It will not be necessary for the consent of Noteholders or the Holder of the Revolving Liquidity Note to approve the particular form of any proposed amendment or consent, but it will be sufficient if such consent approves the substance thereof. The manner of obtaining such consents (and any other consents of Noteholders provided for in this Agreement) and of evidencing the authorization of the execution thereof by Noteholders and the Holder of the Revolving Liquidity Note, as applicable, will be subject to such reasonable requirements as the Indenture Trustee may prescribe, including the establishment of record dates pursuant to the Note Depository Agreement.

         (d) Prior to the execution of any amendment to this Agreement, the Seller shall provide written notification of the substance of such amendment to each Rating Agency; and


                                                       Sale Agreement (2005-WF1)
promptly after the execution of any such amendment or consent, the Seller shall furnish a copy of such amendment or consent to each Rating Agency, the Indenture Trustee and the Holder of the Revolving Liquidity Note.

         (e) Prior to the execution of any amendment to this Agreement, the Seller, the Holder of the Revolving Liquidity Note, the Owner Trustee and the Indenture Trustee shall be entitled to receive and conclusively rely upon an Opinion of Counsel stating that the execution of such amendment is authorized or permitted by this Agreement and that all conditions precedent to the execution and delivery of such amendment have been satisfied. The Owner Trustee and the Indenture Trustee may, but shall not be obligated to, enter into any such amendment which adversely affects the Owner Trustee's or the Indenture Trustee's, as applicable, own rights, duties or immunities under this Agreement. Furthermore, notwithstanding anything to the contrary herein, this Agreement may not be amended in any way that would adversely affect the Owner Trustee's rights, privileges, indemnities, duties or obligations under this Agreement, the Transaction Documents or otherwise without the prior written consent of the Owner Trustee.

         SECTION 4.2 Protection of Title.

         (a) The Seller shall authorize and file such financing statements and cause to be authorized and filed such continuation and other statements, all in such manner and in such places as may be required by law fully to preserve, maintain and protect the interest of the Issuer and the Indenture Trustee under this Agreement in the Receivables (other than any Related Security with respect thereto, to the extent that the interest of the Issuer or the Indenture Trustee therein cannot be perfected by the filing of a financing statement). The Seller shall deliver (or cause to be delivered) to the Issuer file-stamped copies of, or filing receipts for, any document filed as provided above, as soon as available following such filing.

         (b) The Seller shall not change its name, identity, organizational structure or jurisdiction of organization in any manner that would make any financing statement or continuation statement filed by the Seller in accordance with paragraph (a) above "seriously misleading" within the meaning of Sections 9-506, 9-507 or 9-508 of the UCC, unless it shall have given the Issuer and the Indenture Trustee at least five days' prior written notice thereof and, to the extent necessary, has promptly filed amendments to previously filed financing statements or continuation statements described in paragraph (a) above or filed new financing statements, as applicable.

         (c) The Seller shall give the Issuer and the Indenture Trustee at least five days' prior written notice of any change of location of the Seller for purposes of Section 9-307 of the UCC and shall have taken all action prior to making such change (or shall have made arrangements to take such action substantially simultaneously with such change, if it is not possible to take such action in advance) reasonably necessary or advisable to amend all previously filed financing statements or continuation statements described in paragraph (a) above or to file new financing statements, as applicable.

         SECTION 4.3 Other Liens or Interests. Except for the conveyances and grants of security interests pursuant to this Agreement and the other Transaction Documents, the Seller shall not sell, pledge, assign or transfer the Receivables or other property transferred to the Issuer

                                                       Sale Agreement (2005-WF1)
to any other Person, or grant, create, incur, assume or suffer to exist any Lien on any interest therein, and the Seller shall defend the right, title and interest of the Issuer in, to and under such Receivables and other property transferred to the Issuer against all claims of third parties claiming through or under the Seller.

         SECTION 4.4 Transfers Intended as Sale; Security Interest.

         (a) Each of the parties hereto expressly intends and agrees that the transfers contemplated and effected under this Agreement are complete and absolute sales and transfers rather than pledges or assignments of only a security interest and shall be given effect as such for all purposes. It is further the intention of the parties hereto that the Receivables and related Transferred Assets shall not be part of the Seller's estate in the event of a bankruptcy or insolvency of the Seller. The sales and transfers by the Seller of Receivables and related Transferred Assets hereunder are and shall be without recourse to, or representation or warranty (express or implied) by, the Seller, except as otherwise specifically provided herein. The limited rights of recourse specified herein against the Seller are intended to provide a remedy for breach of representations and warranties relating to the condition of the property sold, rather than to the collectibility of the Receivables.

         (b) Notwithstanding the foregoing, in the event that the Receivables and other Transferred Assets (or interests therein) are held to be property of the Seller, or if for any reason this Agreement is held or deemed to create indebtedness or a security interest in the Receivables and other Transferred Assets, then it is intended that:

                  (i) This Agreement shall be deemed to be a security agreement within the meaning of Articles 8 and 9 of the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction;

                  (ii) The conveyance provided for in Section 2.1 shall be deemed to be a grant by the Seller, and the Seller hereby grants, to the Issuer of a security interest in all of its right (including the power to convey title thereto), title and interest, whether now owned or hereafter acquired, in and to the Receivables and other Transferred Assets, to secure such indebtedness and the performance of the obligations of the Seller hereunder;

                  (iii) The possession by the Issuer, or the Servicer as the Issuer's agent, of the Receivable Files and any other property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" or possession by the purchaser or a person designated by such purchaser, for purposes of perfecting the security interest pursuant to the New York Uniform Commercial Code and the Uniform Commercial Code of any other applicable jurisdiction; and

                  (iv) Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgments, receipts or

                                                       Sale Agreement (2005-WF1)
                           confirmations from, bailees or agents (as applicable) of the Issuer for the purpose of perfecting such security interest under applicable law.

         SECTION 4.5 Information Requests. The parties hereto shall provide any information reasonably requested by the Servicer, the Issuer, the Seller or any of their Affiliates, in order to comply with or obtain more favorable treatment under any current or future law, rule, regulation, accounting rule or principle.

         SECTION 4.6 Notices, Etc. All demands, notices and communications hereunder shall be in writing and shall be delivered or mailed by registered or certified first-class United States mail, postage prepaid, hand delivery, prepaid courier service, or by facsimile, and addressed in each case as set forth on Schedule II or at such other address as shall be designated in a written notice to the other parties hereto. Any notice required or permitted to be mailed to a Noteholder shall be given by first class mail, postage prepaid, at the address of such Noteholder as shown in the Note Register. Delivery shall occur only upon receipt or reported tender of such communication by an officer of the recipient entitled to receive such notices located at the address of such recipient for notices hereunder; provided, however, that any notice to a Noteholder mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Noteholder shall receive such notice.

         SECTION 4.7 Choice of Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, INCLUDING, SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW BUT EXCLUDING TO THE MAXIMUM EXTENT PERMITTED BY LAW ALL OTHER CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

         SECTION 4.8 Headings. The section headings hereof have been inserted for convenience of reference only and shall not be construed to affect the meaning, construction or effect of this Agreement.

         SECTION 4.9 Counterparts. This Agreement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

         SECTION 4.10 Waivers. No failure or delay on the part of the Seller, the Issuer or the Indenture Trustee in exercising any power or right hereunder (to the extent such Person has any power or right hereunder) shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on any party hereto in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by any party hereto under this Agreement shall, except as may otherwise be stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval under this Agreement shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.


                                                       Sale Agreement (2005-WF1)

         SECTION 4.11 Entire Agreement. The Transaction Documents contain a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter thereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter thereof, superseding all prior oral or written understandings. There are no unwritten agreements among the parties.

         SECTION 4.12 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement.

         SECTION 4.13 Binding Effect. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. This Agreement shall create and constitute the continuing obligations of the parties hereto in accordance with its terms, and shall remain in full force and effect until such time as the parties hereto shall agree.

         SECTION 4.14 Acknowledgment and Agreement. By execution below, the Seller expressly acknowledges and consents to the pledge, assignment and grant of a security interest in the Receivables and the other Transferred Assets by the Issuer to the Indenture Trustee pursuant to the Indenture for the benefit of the Noteholders. In addition, the Seller hereby acknowledges and agrees that for so long as the Notes are outstanding, the Indenture Trustee will have the right to exercise all powers, privileges and claims of the Issuer under this Agreement.

         SECTION 4.15 Cumulative Remedies. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         SECTION 4.16 Nonpetition Covenant. Each party hereto agrees that, prior to the date which is one year and one day after payment in full of all obligations of each Bankruptcy Remote Party in respect of all securities issued by any Bankruptcy Remote Party (i) such party shall not authorize any Bankruptcy Remote Party to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to such Bankruptcy Remote Party or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official with respect to such Bankruptcy Remote Party or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against such Bankruptcy Remote Party, or to make a general assignment for the benefit of, its creditors generally, any party hereto or any other creditor of such Bankruptcy Remote Party, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against such Bankruptcy Remote Party under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction; provided, that, notwithstanding the foregoing, a Bankruptcy Remote Party shall not be prohibited from filing a voluntary bankruptcy petition to the extent such Bankruptcy Remote Party obtains the necessary vote for filing a voluntary bankruptcy petition as required by


                                                       Sale Agreement (2005-WF1)
the organizational documents of such Bankruptcy Remote Party. This Section shall survive the termination of this Agreement.

         SECTION 4.17 Submission to Jurisdiction; Waiver of Jury Trial. Each of the parties hereto hereby irrevocably and unconditionally:

         (a) submits for itself and its property in any legal action or proceeding relating to this Agreement or any documents executed and delivered in connection herewith, or for recognition and enforcement of any judgment in respect thereof, to the nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York and appellate courts from any thereof;

         (b) consents that any such action or proceeding may be brought in such courts and waives any objection that it may now or hereafter have to the venue of such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

         (c) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form of mail), postage prepaid, to such Person at its address determined in accordance with Section 4.6 of this Agreement;

         (d) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction; and

         (e) to the extent permitted by applicable law, each party hereto irrevocably waives all right of trial by jury in any action, proceeding or counterclaim based on, or arising out of, under or in connection with this Agreement, any other Transaction Document, or any matter arising hereunder or thereunder.

         SECTION 4.18 Limitation of Liability. Notwithstanding anything contained herein to the contrary, this Agreement has been executed and delivered by Wilmington Trust Company, not in its individual capacity but solely as Owner Trustee, and in no event shall it have any liability for the representations, warranties, covenants, agreements or other obligations of the Issuer hereunder or under the Notes or any of the other Transaction Documents or in any of the certificates, notices or agreements delivered pursuant thereto, as to all of which recourse shall be had solely to the assets of the Issuer. Under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expense of the Issuer or be liable for the breach or failure of any obligations, representation, warranty or covenant made or undertaken by the Issuer under the Transaction Documents. For the purposes of this Agreement, in the performance of its duties or obligations hereunder, the Owner Trustee shall be subject to, and entitled to the benefits of, the terms and provisions of Articles VI, VII and VIII of the Trust Agreement.

         SECTION 4.19 Third-Party Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties hereto, the Indenture Trustee, the Noteholders, the Holder of the Revolving Liquidity Note and the Residual Interestholders and their respective successors and permitted assigns and the Owner Trustee shall be an express third party beneficiary hereof and


                                                       Sale Agreement (2005-WF1)
may enforce the provisions hereof as if it were a party hereto. Except as otherwise provided in this Section, no other Person will have any right hereunder.

                               [SIGNATURES FOLLOW]

                                                       Sale Agreement (2005-WF1)

         IN WITNESS WHEREOF, the parties have caused this Sale Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                    BAS SECURITIZATION LLC, as Seller



                                    By: /s/ JAMES G. MACKEY
                                        Name:  James G. Mackey
                                        Title: Principal Financial Officer


                                                       Sale Agreement (2005-WF1)

                                    BANC OF AMERICA SECURITIES AUTO TRUST
                                    2005-WF1, as Issuer


                                    By:  WILMINGTON TRUST COMPANY,
                                         not in its individual capacity but
                                         solely as Owner Trustee


                                    By:  /s/ JANEL R. HAVRILLA
                                         Name:  Janel R. Havrilla
                                         Title: Financial Services Officer


                                                       Sale Agreement (2005-WF1)

                                                                      SCHEDULE I

         REPRESENTATIONS AND WARRANTIES WITH RESPECT TO THE RECEIVABLES



(a) Characteristics of Receivables. As of the Cut-Off Date (or such other date as may be specifically set forth below), each Receivable:

                           (i) is secured by a Financed Vehicle and was
                  originated in the United States by a Dealer for the retail sale of a Financed Vehicle in the ordinary course of such Dealer's business, was fully and properly executed by the parties thereto, was purchased by the Originator, an Affiliate of the Originator or a business partner of the Originator from such Dealer under an existing Dealer Agreement, and was validly assigned by such Dealer to the Originator, to such Affiliate or to such business partner, and if an Affiliate of the Originator or a business partner of the Originator purchased the Receivable from the Dealer, such Receivable was purchased by the Originator from such Person, and was validly assigned by such Person to the Originator in accordance with the terms;

                           (ii) has created or will create a valid, binding and
                  enforceable first priority security interest in favor of the Originator in the Financed Vehicle, which security interest is assignable and has been so assigned by the Originator to BANA who assigned its interest to the Seller who assigned its interest to the Issuer;

                           (iii) contains customary and enforceable provisions
                  such as to render the rights and remedies of the holder thereof adequate for realization against the collateral of the benefits of the security;

                           (iv) is a Simple Interest Receivable;

                           (v) provides for level monthly payments (provided
                  that the payment in the final month of the life of the Receivable may be different from the level payment by no more than 10% of the payment amount) that shall amortize the Original Principal Balance by maturity and shall yield interest at the Annual Percentage Rate;

                           (vi) is payable in U.S. dollars by an Obligor that is
                  a resident of the United States;

                           (vii) was originated on or after July 24, 2002;

                           (viii) as of the Cut-Off Date, was not a Delinquent
                  Receivable past due more than 30 days, such Receivable was not a Defaulted Receivable, and the related Obligor, to the Originator's knowledge as of the Cut-Off Date, has not filed, or had filed against it, any petition for relief under any state or federal bankruptcy, insolvency, receivership or similar law;

                                                               Schedule I to the
                                                                  Sale Agreement

                           (ix) has a stated term at origination of not less
                  than 13 and not greater than 85 months;

                           (x) is not subject to a force-placed Insurance Policy
                  on the related Financed Vehicle; and

                           (xi) all payments by the related Obligor with respect
                  to such Receivable are paid into an account in which no entity is a "secured party" within the meaning of Article 9 of the UCC.

(b) Creation, Perfection and Priority of Security Interests. The following representations and warranties regarding creation, perfection and priority of security interests in the Transferred Assets are true and correct.

                           (i) While it is the intention of the Seller and the
                  Issuer that the transfer and assignment contemplated by this Agreement shall constitute a sale of the Transferred Assets from the Seller to the Issuer, this Agreement shall create a valid and continuing security interest (as defined in the applicable UCC) in the Transferred Assets in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

                           (ii) All steps necessary to perfect the Seller's
                  security interest against each Obligor in the property securing the Transferred Assets have been taken.

                           (iii) Prior to the sale of the Transferred Assets to
                  the Issuer under this Agreement, the Receivables constitute "tangible chattel paper" or "electronic chattel paper" within the meaning of the applicable UCC.

                           (iv) The Seller has caused or will have caused,
                  within ten days after the Closing Date, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to give the Issuer a first priority, validly perfected ownership interest in the Transferred Assets (to the extent that an ownership interest therein can be perfected by the filing of a financing statement) sold to Issuer hereunder.

                           (v) The Custodian, has in its possession all
                  original, imaged or electronic copies of the Receivables Files and other documents that constitute or evidence the Receivables and the Transferred Assets. The Receivables Files and other documents that constitute or evidence the Transferred Assets do not have any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than Issuer.

(c) Schedule of Receivables. The information set forth in the Schedule of Receivables is true and correct in all material respects, and no selection procedures believed to be adverse to the Issuer were utilized in selecting the Receivables from those receivables of the Seller which meet the selection criteria set forth in this Agreement.

                                                               Schedule I to the
                                                                  Sale Agreement

(d) Compliance With Law. All requirements of applicable federal, state and local laws, and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, the Federal Reserve Board's Regulations "B" and "Z", the Servicemembers Civil Relief Act of 2003, and state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code and other consumer credit laws and equal credit opportunity and disclosure laws, in respect of any of the Receivables and other Transferred Assets, have been complied with in all material respects, and each Receivable and the sale of the Financed Vehicle evidenced thereby complied at the time it was originated or made and now complies in all material respects with all applicable legal requirements.

(e) Binding Obligation. Each Receivable represents the genuine, legal, valid and binding payment obligation in writing of the Obligor thereon, enforceable by the holder thereof in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the enforcement of creditors' rights in general and by equity, regardless of whether such enforceability is considered in a proceeding in equity or at law.

(f) Security Interest in Financed Vehicle. Immediately prior to the sale, transfer and assignment thereof pursuant hereto, each Receivable was secured by a validly perfected first priority security interest in the Financed Vehicle in favor of the Seller as secured party or all necessary and appropriate action had been commenced that would result in the valid perfection of a first priority security interest in the Financed Vehicle in favor of the Seller as secured party, which security interest, in either case, is assignable and has been so assigned by the Seller to the Issuer.

(g) Receivables In Force. As of the Cut-Off Date, no Receivable has been satisfied, subordinated or rescinded, and the Financed Vehicle securing each such Receivable has not been released from the lien of the related Receivable in whole or in part.

(h) No Waiver. Since the Cut-Off Date, no provision of a Receivable has been, or will be, waived, altered or modified in any respect, except as provided in Sections 3.1, 3.2 and 3.6 of the Servicing Agreement.

(i) No Defenses. There are no rights of rescission, setoff, counterclaim or defense and the Seller has no knowledge of the same being asserted or threatened, with respect to any Receivable.

(j) No Liens. To the best of the Seller's knowledge, there are no liens or claims that have been filed for work, labor or materials affecting any Financed Vehicle securing any Receivable that are or may be liens prior to, or equal or coordinate with, the security interest in the Financed Vehicle granted by the Receivable. No contribution failure has occurred with respect to any Benefit Plan which is sufficient to give rise to a lien under Section 302(f) of ERISA with respect to any Receivable. No tax lien has been filed and no claim related thereto is being asserted with respect to any Receivable.

                                                               Schedule I to the
                                                                  Sale Agreement

(k) Insurance. Each Obligor is required to maintain a physical damage insurance policy of the type that Seller or its Affiliates require in accordance with their customary underwriting standards for the purchase or origination of automotive receivables.

(l) Good Title. No Receivable has been sold, transferred, assigned or pledged by the Seller to any Person other than the Issuer; immediately prior to the conveyance of the Receivables pursuant to this Agreement, the Seller had good and marketable title thereto, free of any Lien; and, upon execution and delivery of this Agreement by the Seller, the Issuer shall have all of the right, title and interest of the Seller in and to the Receivables, the unpaid indebtedness evidenced thereby and the collateral security therefor, free of any Lien.

(m) Lawful Assignment. No Receivable was originated in, or is subject to the laws of, any jurisdiction the laws of which would make unlawful, void or voidable the sale, transfer and assignment of such Receivable under this Agreement. The Seller has not entered into any agreement with any Obligor that prohibits, restricts or conditions the assignment of the related Receivable.

(n) All Filings Made. All filings (including, UCC filings) necessary in any jurisdiction to give the Issuer a first priority perfected ownership interest in the Receivables shall have been made.

(o) One Original. There is only one original executed copy of each Receivable.

(p) No Documents or Instruments. No Receivable, or constituent part thereof, constitutes a "negotiable instrument" or "negotiable document of title" (as such terms are used in the UCC).

(q) No Amendment. No Receivable has been amended or otherwise modified except as provided in Sections 3.1, 3.2 and 3.6 of the Servicing Agreement.

(r) No Default; No Waiver. Except for payment delinquencies continuing for a period of not more than 30 days as of the Cut-Off Date, the Seller has no knowledge that a default, breach, violation or event permitting acceleration under the terms of the Receivable existed at the Cut-Off Date.

(s) No Government Obligor. The Obligor on the Receivable is not the United States of America or any state thereof or any local government, or any agency, department, political subdivision or instrumentality of the United States of America or any state thereof or any local government.

                                                               Schedule I to the
                                                                  Sale Agreement

                                                                     SCHEDULE II

                                NOTICE ADDRESSES

If to the Issuer:

Banc of America Securities Auto Trust 2005-WF1
c/o Wilmington Trust Company
1100 North Market Street
Rodney Square North
Wilmington, DE 19890-0001
Facsimile: (302) 636-4140
Attention: Corporate Trust Department

with copies to the Seller and the Indenture Trustee

If to the Seller:

BAS Securitization LLC
Hearst Tower
214 North Tryon Street
NC1-027-21-04
Charlotte, NC 28255
Attention:  William A. Glenn

If to the Originator:

Wells Fargo Bank, N.A.
3033 Elder Street
MAC U1851-034
Boise, ID 83705
Attention:  Barbara Nau

with a copy to

Wells Fargo Bank, N.A.
633 Folsom Street
7th Floor
San Francisco, CA 94107
Attention:  Penelope Shepherd

If to the Servicer:

Wells Fargo Bank, N.A.
3033 Elder Street
MAC UI851-034
Boise, ID 83705
Attention: Barbara Nau

                                                              Schedule II to the
                                                                  Sale Agreement

If to the Indenture Trustee:

U.S. Bank National Association
U.S. Bank Corporate Trust Services
209 S. LaSalle Street
Suite 300
Chicago, IL 60604
Facsimile: (312) 325-8905
Attention: BASAT 2005-WF1

If to the Owner Trustee:

Wilmington Trust Company
1100 North Market Street
Rodney Square North, Wilmington, Delaware 19890-0001
Facsimile: (302) 636-4140
Attention: Corporate Trust Department

If to Moody's:

Moody's Investors Service, Inc.
99 Church Street, 4th Floor
New York, New York 10007
Facsimile: (212) 298-7139)
Attention: ABS Monitoring Group

If to S&P:

Standard & Poor's Ratings Services
55 Water Street
New York, New York 10041
Facsimile:  (212) 438-2664
Attention: Asset Backed Surveillance Group

                                                              Schedule II to the
                                                                  Sale Agreement

                                                                       EXHIBIT A


                      ASSIGNMENT PURSUANT TO SALE AGREEMENT


                                     [DATE]


         For value received, in accordance with the Sale Agreement (the "Agreement"), dated as of July 7, 2005, by and between Banc of America Securities Auto Trust 2005-WF1, a Delaware statutory trust (the "Issuer") and BAS Securitization LLC, a Delaware limited liability company (the "Seller"), on the terms and subject to the conditions set forth in the Agreement, the Seller does hereby irrevocably sell, transfer, assign, and otherwise convey to the Issuer without recourse (subject to the obligations in the Agreement) on the date hereof, all right, title and interest of the Seller, whether now owned or hereafter acquired, in, to and under the following property, which sale shall be effective as of the Cut-Off Date:

                  (i) the Receivables listed on the Schedule of Receivables and all monies received thereon, on and after the Cut-Off Date;

                  (ii)  the Related Security;

                  (iii) the Receivable Files;

                  (iv) all of BANA's rights in the Originator Purchase Agreement and the Servicing Agreement;

                  (v)   all of the Seller's rights under the Purchase Agreement;
         and

                  (vi)  any proceeds of the property described above.

         The foregoing sale does not constitute and is not intended to result in an assumption by the Issuer of any obligation of the Seller or the Originator to the Obligors, insurers or any other Person in connection with the Receivables or the other assets and properties conveyed hereunder or any agreement, document or instrument related thereto.

         This assignment is made pursuant to and upon the representations, warranties and agreements on the part of the undersigned contained in the Agreement and is governed by the Agreement.

         Capitalized terms used herein and not otherwise defined shall have the meaning assigned to them in the Agreement.


                                                                Exhibit A to the
                                                                  Sale Agreement

         IN WITNESS HEREOF, the undersigned has caused this assignment to be duly executed as of the date first above written.

                                           BAS SECURITIZATION LLC


                                           By:
                                              --------------------------------
                                           Name:
                                           Title:

                                                                Exhibit A to the
                                                                  Sale Agreement

                                                                       EXHIBIT B

              PERFECTION REPRESENTATIONS, WARRANTIES AND COVENANTS

In addition to the representations, warranties and covenants contained in the Agreement, the Seller hereby represents, warrants, and covenants to the Issuer and the Indenture Trustee as follows on the Closing Date:

                                     GENERAL

1. This Agreement creates a valid and continuing security interest (as defined in the applicable UCC) in the Receivables and the other Transferred Assets in favor of the Issuer, which security interest is prior to all other Liens, and is enforceable as such as against creditors of and purchasers from the Seller.

2. The Receivables constitute "chattel paper" (including "electronic chattel paper" or "tangible chattel paper"), "accounts," "instruments" or "general intangibles," within the meaning of the UCC.

3. Each Receivable is secured by a first priority validly perfected security interest in the related Financed Vehicle in favor of the Originator, as secured party, or all necessary actions with respect to such Receivable have been taken or will be taken to perfect a first priority security interest in the related Financed Vehicle in favor of the Originator, as secured party.

                                    CREATION

4. Immediately prior to the sale, transfer, assignment and conveyance of a Receivable by the Seller to the Issuer, the Seller owned and had good and marketable title to such Receivable free and clear of any Lien and immediately after the sale, transfer, assignment and conveyance of such Receivable to the Issuer, the Issuer will have good and marketable title to such Receivable free and clear of any Lien.

5. The Originator has received all consents and approvals to the sale of the Receivables hereunder to the Issuer required by the terms of the Receivables that constitute instruments.

                                   PERFECTION

6. The Seller has caused or will have caused, within ten days after the effective date of this Agreement, the filing of all appropriate financing statements in the proper filing office in the appropriate jurisdictions under applicable law in order to perfect the sale of the Receivables from the Seller to Issuer, and the security interest in the Receivables granted to the Issuer hereunder; and the Servicer, in its capacity as custodian, has in its possession the original copies of such instruments or tangible chattel paper that constitute or evidence the Receivables, and all financing statements referred to in this paragraph contain a statement that: "A purchase of or security interest in any collateral described in this financing statement will violate the rights of the Secured Party".

7. With respect to Receivables that constitute instruments or tangible chattel paper, either:

                                                                Exhibit B to the
                                                                  Sale Agreement

(i) All original executed copies of each such instrument or tangible chattel paper have been delivered to the Indenture Trustee; or

(ii) Such instruments or tangible chattel paper are in the possession of the Servicer and the Indenture Trustee has received a written acknowledgment from the Servicer that the Servicer, in its capacity as custodian, is holding such instruments or tangible chattel paper solely on behalf and for the benefit of the Indenture Trustee; or

(iii) The Servicer received possession of such instruments or tangible chattel paper after the Indenture Trustee received a written acknowledgment from the Servicer that the Servicer is acting solely as agent of the Indenture Trustee.

                                    PRIORITY

8. The Seller has not authorized the filing of, or is not aware of, any financing statements against the Seller that include a description of collateral covering the Receivables other than any financing statement (i) relating to the conveyance of the Receivables by BANA to the Seller under the Purchase Agreement, (ii) relating to the security interest granted to Issuer hereunder or
(iii) that has been terminated.

9. The Seller is not aware of any material judgment, ERISA or tax lien filings against the Seller.

10. Neither the Seller nor a custodian or vaulting agent thereof holding any Receivable that is electronic chattel paper has communicated an authoritative copy of any loan agreement that constitutes or evidences such Receivable to any Person other than the Servicer.

11. None of the instruments, tangible chattel paper or electronic chattel paper that constitute or evidence the Receivables has any marks or notations indicating that they have been pledged, assigned or otherwise conveyed to any Person other than the Seller, the Issuer or the Indenture Trustee.

                     SURVIVAL OF PERFECTION REPRESENTATIONS

12. Notwithstanding any other provision of the Sale Agreement or any other Transaction Document, the perfection representations, warranties and covenants contained in this Exhibit B shall be continuing, and remain in full force and effect until such time as all obligations under the Transaction Documents and the Notes have been finally and fully paid and performed.

                                    NO WAIVER

13. The parties to the Sale Agreement shall provide the Rating Agencies with prompt written notice of any breach of the perfection representations, warranties and covenants contained in this Exhibit B, and shall not, without satisfying the Rating Agency Condition, waive a breach of any of such perfection representations, warranties or covenants.

                                                                Exhibit B to the
                                                                  Sale Agreement

                                   APPENDIX A

                                   DEFINITIONS

         The following terms have the meanings set forth, or referred to, below:

         "Accrued Class A Note Interest" shall mean, with respect to any Payment Date, the sum of the Class A Noteholders' Monthly Accrued Interest for such Payment Date and the Class A Noteholders' Interest Carryover Shortfall for such Payment Date.

         "Accrued Class B Note Interest" shall mean, with respect to any Payment Date, the sum of the Class B Noteholders' Monthly Accrued Interest for such Payment Date and the Class B Noteholders' Interest Carryover Shortfall for such Payment Date.

         "Accrued Class C Note Interest" shall mean, with respect to any Payment Date, the sum of the Class C Noteholders' Monthly Accrued Interest for such Payment Date and the Class C Noteholders' Interest Carryover Shortfall for such Payment Date.

         "Act" has the meaning set forth in Section 11.3(a) of the Indenture.

         "Affiliate" means, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" will have meanings correlative to the foregoing.

         "Aggregate Net Loss" means, with respect to a Collection Period, an amount (which may be a positive or negative number) equal to (a) the aggregate Principal Balance immediately prior to becoming a Defaulted Receivable of each Receivable newly designated as a Defaulted Receivables during that Collection Period minus (b) all Liquidation Proceeds collected during that Collection Period with respect to all Defaulted Receivables; provided, however, with respect to clause (a) and a Repossessed Defaulted Receivable, clause (a) shall read: "(a) (i) the aggregate Principal Balance of such Repossessed Defaulted Receivable as of the end of the previous Collection Period minus (ii) the aggregate Principal Balance of such Repossessed Defaulted Receivable as of the end of the that Collection Period.

         "Annual Percentage Rate" or "APR" of a Receivable means the annual rate of finance charges stated in such Receivable.

         "Applicable Tax State" means, as of any date, each State as to which any of the following is then applicable: (a) a State in which the Owner Trustee maintains its Corporate Trust Office, (b) a State in which the Owner Trustee maintains its principal executive offices and (c) the State of North Carolina.



                                                          Definitions (2005-WF1)

         "Assignment, Assumption and Recognition Agreement" means the Assignment, Assumption and Recognition Agreement, dated as of the Closing Date, among BANA, the Servicer, the Originator and the Issuer, as amended, modified or supplemented from time to time.

         "Authenticating Agent" means any Person authorized by the Indenture Trustee to act on behalf of the Indenture Trustee to authenticate and deliver the Notes.

         "Authorized Newspaper" means a newspaper of general circulation in the City of New York, printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

         "Authorized Officer" means (a) with respect to the Issuer, any officer of the Owner Trustee who is authorized to act for the Owner Trustee in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Owner Trustee to the Indenture Trustee on the Closing Date, and with respect to the issuance of an Officer's Certificate by the Issuer, any officer of the Depositor who is authorized to act for the Depositor in matters relating to the Issuer and who is identified on the list of Authorized Officers delivered by the Depositor to the Indenture Trustee on the Closing Date and (b) with respect to the Owner Trustee, the Indenture Trustee and the Servicer, any officer of the Owner Trustee, the Indenture Trustee or the Servicer, as applicable, who is authorized to act for the Owner Trustee, the Indenture Trustee or the Servicer, as applicable, in matters relating to the Owner Trustee, the Indenture Trustee or the Servicer and who is identified on the list of Authorized Officers delivered by each of the Owner Trustee, the Indenture Trustee and the Servicer to the Indenture Trustee on the Closing Date (as such list may be modified or supplemented from time to time thereafter).

         "Available Funds" means, for any Payment Date and the related Collection Period, an amount equal to the sum of the following amounts: (i) all Collections received by the Servicer during such Collection Period, (ii) the sum of the Repurchase Prices deposited into the Collection Account with respect to each Receivable that is to become a Repurchased Receivable on such Payment Date and (iii) the investment income accrued during such Collection Period from the investment of funds in the Collection Account and the Reserve Account.

         "Available Funds Shortfall Amount" means, as of any Payment Date, the amount by which the amounts required to be paid pursuant to clauses first through eighth of Section 8.4(a) of the Indenture exceeds the Available Funds for such Payment Date.

         "BAC" means Bank of America Corporation, a Delaware corporation and its successors and assigns.

         "BANA" means Bank of America, National Association, a national banking association, and its successors and assigns.

         "Bankruptcy Code" means the United States Bankruptcy Code, 11 U.S.C. 101 et seq., as amended.

         "Bankruptcy Event" means, with respect to any Person, (i) the filing of a decree or order for relief by a court having jurisdiction in the premises in respect of such Person in an involuntary case under any applicable federal or state bankruptcy, insolvency or other similar



                                                          Definitions (2005-WF1)
law now or hereafter in effect, or appointing a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person, or ordering the winding-up or liquidation of such Person's affairs, and such decree or order shall remain unstayed and in effect for a period of 60 consecutive days or (ii) the commencement by such Person of a voluntary case under any applicable federal or state bankruptcy, insolvency or other similar law now or hereafter in effect, or the consent by such Person to the entry of an order for relief in an involuntary case under any such law, or the consent by such Person to the appointment or taking possession by a receiver, liquidator, assignee, custodian, trustee, sequestrator or similar official of such Person, or the making by such Person of any general assignment for the benefit of creditors, or the failure by such Person generally to pay its debts as such debts become due, or the taking of action by such Person in furtherance of any of the foregoing.

         "Bankruptcy Remote Party" means each of the Seller, the Issuer, any other trust created by the Seller or any limited liability company or corporation wholly-owned by the Seller.

         "Benefit Plan" means (i) any "employee benefit plan" (as defined in Section 3(3) of ERISA) that is subject to Title I of ERISA, (ii) a "plan" described by Section 4975(e)(1) of the Code or (iii) any entity deemed to hold the assets of any of the foregoing by reason of an employee benefit plan's or other plan's investment in such entity.

         "Blue Ridge" means Blue Ridge Investments, L.L.C., a Delaware limited liability company, and its successors and assigns.

         "Book-Entry Notes" means a beneficial interest in the Notes, ownership and transfers of which shall be made through book entries by a Clearing Agency as described in Section 2.10 of the Indenture.

         "Business Day" means any day other than a Saturday, a Sunday or a day on which banking institutions in the states of Delaware, New York or Minnesota, or in the state in which the Corporate Trust Office of the Indenture Trustee is located, are authorized or obligated by law, executive order or government decree to be closed.

         "Certificate" means a certificate substantially in the form of Exhibit A to the Trust Agreement evidencing the Residual Interest.

         "Certificate Assignment" means the Certificate Assignment, dated as of the Closing Date, pursuant to which the Certificate will be transferred by the Depositor to Blue Ridge.

         "Certificate of Title" means, with respect to any Financed Vehicle, the certificate of title or other documentary evidence of ownership of such Financed Vehicle as issued by the department, agency or official of the jurisdiction (whether in paper or electronic form) in which such Financed Vehicle is titled responsible for accepting applications for, and maintaining records regarding, certificates of title and liens thereon.

         "Certificateholder" means any Holder of a Certificate.

         "Class" means a group of Notes whose form is identical except for variation in denomination, principal amount or owner, and references to "each Class" thus mean each of the



                                                          Definitions (2005-WF1)

Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes, the Class A-4 Notes, the Class B Notes and the Class C Notes.

         "Class A Notes" shall mean, collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes.

         "Class A Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the sum of the Class A Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class A Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually paid to Noteholders of Class A Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class A Notes on the preceding Payment Date, to the extent permitted by law, at the respective Interest Rates borne by such Class A Notes for the related Interest Period.

         "Class A Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes at the respective Interest Rate for such Class on the Note Balance of the Notes of each such Class on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Noteholders of such Class on or prior to such preceding Payment Date.

         "Class A-1 Final Scheduled Payment Date" shall mean the Payment Date occurring in July 2006.

         "Class A-1 Interest Rate" means 3.50545% per annum (computed on the basis of the actual number of days elapsed, but assuming a 360-day year).

         "Class A-1 Note Balance" means, at any time, the Initial Class A-1 Note Balance reduced by all payments of principal made prior to such time on the Class A-1 Notes.

         "Class A-1 Noteholder" means the Person in whose name a Class A-1 Note is registered on the Note Register.

         "Class A-1 Notes" means the Class of Auto Loan Asset Backed Notes designated as Class A-1 Notes, issued in accordance with the Indenture.

         "Class A-2 Final Scheduled Payment Date" shall mean the Payment Date occurring in June 2008.

         "Class A-2 Interest Rate" means 3.89% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "Class A-2 Note Balance" means, at any time, the Initial Class A-2 Note Balance reduced by all payments of principal made prior to such time on the Class A-2 Notes.



                                                          Definitions (2005-WF1)

         "Class A-2 Noteholder" means the Person in whose name a Class A-2 Note is registered on the Note Register.

         "Class A-2 Notes" means the Class of Auto Loan Asset Backed Notes designated as Class A-2 Notes, issued in accordance with the Indenture.

         "Class A-3 Final Scheduled Payment Date" shall mean the Payment Date occurring in August 2009.

         "Class A-3 Interest Rate" means 3.99% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "Class A-3 Note Balance" means, at any time, the Initial Class A-3 Note Balance reduced by all payments of principal made prior to such time on the Class A-3 Notes.

         "Class A-3 Noteholder" shall mean the Person in whose name a Class A-3
Note is registered on the Note Register.

         "Class A-3 Notes" means the Class of Auto Loan Asset Backed Notes designated as Class A-3 Notes, issued in accordance with the Indenture.

         "Class A-4 Final Scheduled Payment Date" shall mean the Payment Date occurring in April 2010.

         "Class A-4 Interest Rate" means 4.08% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "Class A-4 Note Balance" means, at any time, the Initial Class A-4 Note Balance reduced by all payments of principal made prior to such time on the Class A-4 Notes.

         "Class A-4 Noteholder" shall mean the Person in whose name a Class A-4
Note is registered on the Note Register.

         "Class A-4 Notes" means the Class of Auto Loan Asset Backed Notes designated as Class A-4 Notes, issued in accordance with the Indenture.

         "Class B Final Scheduled Payment Date" shall mean the Payment Date occurring in October 2010.

         "Class B Interest Rate" means 4.30% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "Class B Note Balance" means, at any time, the Initial Class B Note Balance reduced by all payments of principal made prior to such time on the Class B Notes.

         "Class B Noteholder" shall mean the Person in whose name a Class B Note is registered on the Note Register.



                                                          Definitions (2005-WF1)

         "Class B Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the sum of Class B Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class B Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually paid to Noteholders of Class B Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class B Notes on the preceding Payment Date, to the extent permitted by law, at the Class B Interest Rate for the related Interest Period.

         "Class B Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class B Notes at the Class B Interest Rate on the Class B Note Balance on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Class B Noteholders on or prior to such preceding Payment Date.

         "Class B Notes" means the Class of Auto Loan Asset Backed Notes designated as Class B Notes, issued in accordance with the Indenture.

         "Class C Final Scheduled Payment Date" shall mean the Payment Date occurring in February 2013.

         "Class C Interest Rate" means 4.49% per annum (computed on the basis of a 360-day year of twelve 30-day months).

         "Class C Note Balance" means, at any time, the Initial Class C Note Balance reduced by all payments of principal made prior to such time on the Class C Notes.

         "Class C Noteholder" shall mean the Person in whose name a Class C Note is registered on the Note Register.

         "Class C Noteholders' Interest Carryover Shortfall" shall mean, with respect to any Payment Date, the excess of the sum of Class C Noteholders' Monthly Accrued Interest for the preceding Payment Date and any outstanding Class C Noteholders' Interest Carryover Shortfall on such preceding Payment Date, over the amount in respect of interest that is actually paid to Noteholders of Class C Notes on such preceding Payment Date, plus interest on the amount of interest due but not paid to Noteholders of Class C Notes on the preceding Payment Date, to the extent permitted by law, at the Class C Interest Rate for the related Interest Period.

         "Class C Noteholders' Monthly Accrued Interest" shall mean, with respect to any Payment Date, the aggregate interest accrued for the related Interest Period on the Class C Notes at the Class C Interest Rate on the Class C Note Balance on the immediately preceding Payment Date or the Closing Date, as the case may be, after giving effect to all payments of principal to the Class C Noteholders on or prior to such preceding Payment Date.

         "Class C Notes" means the Class of Auto Loan Asset Backed Notes designated as Class C Notes, issued in accordance with the Indenture.

         "Clearing Agency" means an organization registered as a "clearing agency" pursuant to Section 17A of the Exchange Act and shall initially be DTC.



                                                          Definitions (2005-WF1)

         "Clearing Agency Participant" means a broker, dealer, bank or other financial institution or other Person for which from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means July 7, 2005.

         "Code" means the Internal Revenue Code of 1986, as amended, modified or supplemented from time to time, and any successor law thereto, and the regulations promulgated and the rulings issued thereunder.

         "Collateral" has the meaning set forth in the Granting Clause of the Indenture.

         "Collections" means all amounts collected by the Servicer (from whatever source) on or with respect to the Receivables; provided, however, that the term "Collections" in no event will include (1) any amounts in respect of any Receivable the Repurchase Price of which has been included in the Available Funds on a prior Payment Date or (2) any Supplemental Servicing Fees.

         "Collection Account" means the segregated trust account established and maintained pursuant to Section 8.2(a)(i) of the Indenture.

         "Collection Period" means the period commencing on the first day of each calendar month and ending on the last day of such calendar month (or, in the case of the initial Collection Period, the period commencing on the Cut-Off Date and ending on June 30, 2005). As used herein, the "related" Collection Period with respect to a Payment Date shall be deemed to be the Collection Period which precedes such Payment Date.

         "Commission" means the U.S. Securities and Exchange Commission.

         "Contract" means, with respect to any Receivable, the motor vehicle retail note and security agreement, the installment loan agreement, any amendments thereto and any related documentary draft, if applicable, evidencing such Receivable.

         "Contract Rate" means, with respect to a Receivable, the rate per annum at which interest accrues under the Contract evidencing such Receivable. Such rate may be less than the "Annual Percentage Rate" disclosed in the Receivable.

         "Controlling Class" shall mean, with respect to any Notes Outstanding, the Class A Notes (voting together as a single Class) as long as any Class A Notes are Outstanding, and thereafter the Class B Notes as long as any Class B Notes are Outstanding, and thereafter the Class C Notes as long as any Class C Notes are outstanding (excluding, in each case, Notes held by the Servicer, the Seller or any of their respective Affiliates).

         "Corporate Trust Office" means:

         (a) as used with respect to the Indenture Trustee, the office of the Indenture Trustee at which at any particular time its corporate trust business shall be administered which office at date of the execution of the Indenture is located at 209 South LaSalle Street, Suite 300, Chicago,



                                                          Definitions (2005-WF1)

Illinois 60604 (telecopier no. (312) 325-8905), Attention: BAS Auto Trust 2005-WF1, or at such other address as the Indenture Trustee may designate from time to time by notice to the Noteholders, the Servicer and the Issuer, or the principal corporate trust office of any successor Indenture Trustee (the address of which the successor Indenture Trustee will notify the Noteholders, the Servicer and the Owner Trustee); and

         (b) as used with respect to Owner Trustee, the corporate trust office of the Owner Trustee located at 1100 North Market Street, Rodney Square North, Wilmington, Delaware 19890-0001 (telecopier no. (302) 636-4140), Attention:
Corporate Trust Administration, or at such other address as the Owner Trustee may designate by notice to the Residual Interestholder and the Seller, or the principal corporate trust office of any successor Owner Trustee (the address of which the successor Owner Trustee will notify the Residual Interestholder and the Seller).

         "Current Receivable" means, as of any date of determination, any Receivable that is not a Defaulted Receivable or a Liquidated Receivable and has not been repurchased by the Purchaser, the Originator, the Servicer, the Seller or any other Person.

         "Custodian" means Wells Fargo, initially, and any replacement Custodian appointed pursuant to the Servicing Agreement.

         "Customary Servicing Practices" means the customary servicing practices of the Servicer with respect to all comparable motor vehicle receivables that the Servicer services for itself or others, as such customary servicing practices may be changed from time to time.

         "Cut-Off Date" means May 1, 2005.

         "Dealer" means a Person who sells automobiles or light trucks, originated one or more of the Receivables and assigned the respective Receivables, directly or indirectly, to the Originator, an Affiliate of the Originator or Quantum under an existing agreement between such Person and the Originator, an Affiliate of the Originator or Quantum.

         "Dealer Agreement" means an existing agreement between the Originator, an Affiliate of the Originator or Quantum and a Dealer with respect to a receivable.

         "Default" means any occurrence that is, or with notice or lapse of time or both would become, an Event of Default.

         "Defaulted Receivable" means a Receivable as to which the Servicer (i) has reasonably determined, in accordance with its customary servicing procedures, that eventual payment of amounts owing on such Receivable is unlikely (and, in no event later than the end of the Collection Period during which any payment on a Receivable shall have become 120 days past due), or (ii) has repossessed and disposed of the Financed Vehicle, whichever occurs first.

         "Definitive Note" means a definitive fully registered Note issued pursuant to Section 2.12 of the Indenture.

         "Delinquent Receivable" means a Receivable for which 90% of the required payment has not been received by Servicer by the payment due date.



                                                          Definitions (2005-WF1)

         "Delivery" when used with respect to Trust Account Property means:

                  (a) with respect to (I) bankers' acceptances, commercial paper, and negotiable certificates of deposit and other obligations that constitute "instruments" as defined in Section 9-102(47) of the UCC and are susceptible of physical delivery, transfer of actual possession thereof to the Indenture Trustee or its nominee or custodian by physical delivery to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, and (II) with respect to a "certificated security" (as defined in Section 8-102(a)(4) of the UCC) transfer of actual possession thereof (i) by physical delivery of such certificated security to the Indenture Trustee or its nominee or custodian endorsed to, or registered in the name of, the Indenture Trustee or its nominee or custodian or endorsed in blank, or to another person, other than a "securities intermediary" (as defined in Section 8-102(14) of the UCC), who acquires possession of the certificated security on behalf of the Indenture Trustee or its nominee or custodian or, having previously acquired possession of the certificate, acknowledges that it holds for the Indenture Trustee or its nominee or custodian or (ii) by delivery thereof to a "securities intermediary", endorsed to or registered in the name of the Indenture Trustee or its nominee or custodian, or endorsed in blank, and the making by such "securities intermediary" of entries on its books and records identifying such certificated securities as belonging to the Indenture Trustee or its nominee or custodian and the sending by such "securities intermediary" of a confirmation of the purchase of such certificated security by the Indenture Trustee or its nominee or custodian (all of the foregoing, "Physical Property"), and, in any event, any such Physical Property in registered form shall be in the name of the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect the complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof;

                  (b) with respect to any securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association or the other government agencies, instrumentalities and establishments of the United States identified in Appendix A to Federal Reserve Bank Operating Circular No. 7 as in effect from time to time that is a "book-entry security" (as such term is defined in Federal Reserve Bank Operating Circular No. 7) held in a securities account and eligible for transfer through the Fedwire(R) Securities Service operated by the Federal Reserve System pursuant to Federal book-entry regulations, the following procedures, all in accordance with applicable law, including applicable Federal regulations and Articles 8 and 9 of the UCC: book-entry registration of such Trust Account Property to an appropriate securities account maintained with a Federal Reserve Bank by a "participant" (as such term is defined in Federal Reserve Bank Operating Circular No. 7) that is a "depository institution" (as defined in Section 19(B)(1)(A) of the Federal Reserve Act) pursuant to applicable Federal regulations, and issuance by such depositary institution of a deposit advice or other written confirmation of such book-entry registration to the Indenture Trustee or its nominee or custodian of the purchase by the Indenture Trustee or its nominee or custodian of such book-entry securities; the making by such depositary institution of entries in its books and records identifying such book-entry security held



                                                          Definitions (2005-WF1)
         through the Federal Reserve System pursuant to Federal book-entry regulations or a security entitlement thereto as belonging to the Indenture Trustee or its nominee or custodian and indicating that such depositary institution holds such Trust Account Property solely as agent for the Indenture Trustee or its nominee or custodian; and such additional or alternative procedures as may hereafter become appropriate to effect complete transfer of ownership of any such Trust Account Property to the Indenture Trustee or its nominee or custodian, consistent with changes in applicable law or regulations or the interpretation thereof; and

                  (c) with respect to any item of Trust Account Property that is an uncertificated security (as defined in Section 8-102(a)(18) of the UCC) and that is not governed by clause (b) above, (i) registration on the books and records of the issuer thereof in the name of the Indenture Trustee or its nominee or custodian, or (ii) registration on the books and records of the issuer thereof in the name of another person, other than a securities intermediary, who acknowledges that it holds such uncertificated security for the benefit of the Indenture Trustee or its nominee or custodian.

         "Depositor" means the Seller in its capacity as Depositor under the Trust Agreement.

         "Depositor Certification" means the certification delivered pursuant to
Section 7.5(b) of the Indenture.

         "Determination Date" means the third Business Day preceding the related Payment Date, beginning July 13, 2005.

         "Discount Receivable" means any Receivable that has an APR which is less than the Required Rate.

         "Dollar" and "$" mean lawful currency of the United States of America.

         "DTC" means The Depository Trust Company, and its successors.

         "Eligible Account" means either (a) a segregated trust account with an Eligible Institution or (b) a segregated trust account with the corporate trust department of a depository institution acting in its fiduciary capacity organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank), having corporate trust powers and acting as trustee for funds deposited in such account, so long as the long-term unsecured debt of such depository institution shall have a credit rating from each Rating Agency in one of its generic rating categories which signifies investment grade. Any such trust account may be maintained with the Owner Trustee, the Indenture Trustee or any of their respective Affiliates, if such accounts meet the requirements described in clause (b) of the preceding sentence.

         "Eligible Institution" means a depository institution or trust company (other than any Affiliate of BANA) (which may be the Owner Trustee, the Indenture Trustee or any of their respective Affiliates) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia (or any domestic branch of a foreign bank) (a) which at all times has either (i) a long-term senior unsecured debt rating of "Aa2" or better by Moody's



                                                          Definitions (2005-WF1)
and "AA-" or better by Standard & Poor's or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Issuer or the Indenture Trustee or (ii) a certificate of deposit rating of "P-1" by Moody's and "A-1+" by Standard & Poor's or such other rating that is acceptable to each Rating Agency, as evidenced by a letter from such Rating Agency to the Issuer or the Indenture Trustee and (b) whose deposits are insured by the Federal Deposit Insurance Corporation.

         "Eligible Investments" shall mean any one or more of the following types of investments:

                  (a) direct obligations of, and obligations fully guaranteed as to timely payment by, the United States of America;

                  (b) demand deposits, time deposits or certificates of deposit of any depository institution (including any Affiliate of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee) or trust company incorporated under the laws of the United States of America or any state thereof or the District of Columbia (or any domestic branch of a foreign bank) and subject to supervision and examination by Federal or state banking or depository institution authorities (including depository receipts issued by any such institution or trust company as custodian with respect to any obligation referred to in clause (a) above or a portion of such obligation for the benefit of the holders of such depository receipts); provided that at the time of the investment or contractual commitment to invest therein (which shall be deemed to be made again each time funds are reinvested following each Payment Date), the commercial paper or other short-term senior unsecured debt obligations (other than such obligations the rating of which is based on the credit of a Person other than such depository institution or trust company) of such depository institution or trust company shall have a credit rating from Standard & Poor's of at least A-1+ and from Moody's of Prime-1;

                  (c) commercial paper (including commercial paper of any affiliate of the Seller, the Servicer, the Indenture Trustee or the Owner Trustee) having, at the time of the investment or contractual commitment to invest therein, a rating from Standard & Poor's of at least A-1 and from Moody's of Prime-1;

                  (d) investments in money market funds (including funds for which the Seller, the Servicer, the Indenture Trustee or Owner Trustee or any of their respective Affiliates is investment manager or advisor) having a rating from Standard & Poor's of AAA-m or AAAm-G and from Moody's of Aaa;

                  (e) bankers' acceptances issued by any depository institution or trust company referred to in clause (b) above;

                  (f) repurchase obligations with respect to any security that is a direct obligation of, or fully guaranteed by, the United States of America or any agency or instrumentality thereof the obligations of which are backed by the full faith and credit of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) referred to in clause (b) above; and



                                                          Definitions (2005-WF1)

                  (g) any other investment of similar credit quality as the "Eligible Investments" referred to in clauses (a) through (f) above with respect to which each Rating Agency has provided written notice that such investment would not cause such Rating Agency to downgrade, qualify or withdraw its then current rating of any Class of Notes.

         "Eligible Receivable" means a Receivable meeting all of the criteria set forth on Schedule I of the Sale Agreement as of the Closing Date.

         "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended.

         "Event of Default" has the meaning set forth in Section 5.1 of the Indenture.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "Final Scheduled Payment Date" means, with respect to (i) the Class A-1 Notes, the Class A-1 Final Scheduled Payment Date, (ii) the Class A-2 Notes, the Class A-2 Final Scheduled Payment Date, (iii) the Class A-3 Notes, the Class A-3 Final Scheduled Payment Date, (iv) the Class A-4 Notes, the Class A-4 Final Scheduled Payment Date, (v) the Class B Notes, the Class B Final Scheduled Payment Date and (vi) the Class C Notes, the Class C Final Scheduled Payment Date.

         "Financed Vehicle" means an automobile or light-duty truck, together with all accessions thereto, securing an Obligor's indebtedness under the applicable Receivable.

         "First Allocation of Principal" means, with respect to any Payment Date, an amount equal to the excess, if any, of (a) the Note Balance of the Class A Notes as of such Payment Date (before giving effect to any principal payments made on the Class A Notes on such Payment Date) over (b)(i) the Pool Balance as of the end of the related Collection Period minus (ii) the YSOC Amount for such Payment Date; provided, however, that the "First Allocation of Principal" shall not exceed the Note Balance of the Class A Notes; provided, further, that the "First Allocation of Principal" for any Payment Date on and after the Final Scheduled Payment Date for any Class of Class A Notes shall not be less than the amount that is necessary to reduce the Note Balance of that Class of Class A Notes to zero.

         "Form 10-K" has the meaning set forth in Section 7.5 of the Indenture.

         "GAAP" means generally accepted accounting principles in the USA, applied on a materially consistent basis.

         "Governmental Authority" means any (a) Federal, state, municipal, foreign or other governmental entity, board, bureau, agency or instrumentality,
(b) administrative or regulatory authority (including any central bank or similar authority) or (c) court or judicial authority.

         "Grant" means mortgage, pledge, bargain, sell, warrant, alienate, remise, release, convey, assign, transfer, create, grant a lien upon and a security interest in and right of set-off against, deposit, set over and confirm pursuant to the Indenture. A Grant of the Collateral or of any other agreement or instrument shall include all rights, powers and options (but none of the obligations) of the Granting party thereunder, including the immediate and continuing right to claim for,



                                                          Definitions (2005-WF1)
collect, receive and give receipt for principal and interest payments in respect of the Collateral and all other moneys payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring proceedings in the name of the Granting party or otherwise and generally to do and receive anything that the Granting party is or may be entitled to do or receive thereunder or with respect thereto. Other forms of the verb "to Grant" shall have correlative meanings.

         "Holder" means, as the context may require, a Certificateholder or a Noteholder or both.

         "Indenture" means the Indenture, dated as of the Closing Date, between the Issuer and Indenture Trustee and acknowledged by the Depositor, as the same may be amended and supplemented from time to time.

         "Indenture Trustee" means U.S. Bank National Association, a national banking association, not in its individual capacity but as indenture trustee under the Indenture, or any successor trustee under the Indenture.

         "Indenture Trustee Certification" means the certification delivered pursuant to Section 7.5(c) of the Indenture.

         "Indenture Trustee's Certificate" means the certificate delivered pursuant to Section 7.4 of the Indenture.

         "Independent" means, when used with respect to any specified Person, that such Person (i) is in fact independent of the Issuer, any other obligor upon the Notes, the Servicer and any Affiliate of any of the foregoing Persons,
(ii) does not have any direct financial interest or any material indirect financial interest in the Issuer, any such other obligor, the Servicer or any Affiliate of any of the foregoing Persons and (iii) is not connected with the Issuer, any such other obligor, the Servicer or any Affiliate of any of the foregoing Persons as an officer, employee, promoter, underwriter, trustee, partner, director or Person performing similar functions.

         "Independent Certificate" means a certificate or opinion to be delivered to the Indenture Trustee under the circumstances described in, and otherwise complying with, the applicable requirements of Section 11.1 of the Indenture, made by an independent appraiser or other expert appointed by an Issuer Order, and such opinion or certificate shall state that the signer has read the definition of "Independent" in this Appendix A and that the signer is Independent within the meaning thereof.

         "Initial Class A-1 Note Balance" means $259,000,000.

         "Initial Class A-2 Note Balance" means $282,000,000.

         "Initial Class A-3 Note Balance" means $238,000,000.

         "Initial Class A-4 Note Balance" means $73,160,000.

         "Initial Class B Note Balance" means $17,800,000.



                                                          Definitions (2005-WF1)

         "Initial Class C Note Balance" means $20,000,000.

         "Initial Note Balance" means, for any Class, the Initial Class A-1 Note Balance, the Initial Class A-2 Note Balance, the Initial Class A-3 Note Balance, the Initial Class A-4 Note Balance, the Initial Class B Note Balance or the Initial C Note Balance, as applicable, or with respect to the Notes generally, the sum of the foregoing.

         "Insurance Policy" means, with respect to a Receivable, an insurance policy covering physical damage, warranties, debt cancellation, credit life, credit disability, theft, mechanical breakdown or similar event with respect to the related Financed Vehicle.

         "Interest Period" means (i) with respect to the first Payment Date, the period from and including the Closing Date to but excluding the first Payment Date and (ii) with respect to each subsequent Payment Date, the period from and including the prior Payment Date to but excluding such subsequent Payment Date.

         "Interest Rate" means (a) with respect to the Class A-1 Notes, the Class A-1 Interest Rate, (b) with respect to the Class A-2 Notes, the Class A-2 Interest Rate, (c) with respect to the Class A-3 Notes, the Class A-3 Interest Rate, (d) with respect to the Class A-4 Notes, the Class A-4 Interest Rate, (e) with respect to the Class B Notes, the Class B Interest Rate or (f) with respect to the Class C Notes, the Class C Interest Rate.

         "Internal Revenue Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor thereto, and the regulations promulgated and the rulings issued thereunder.

         "Issuer" means Banc of America Securities Auto Trust 2005-WF1, a Delaware statutory trust established pursuant to the Trust Agreement, until a successor replaces it and, thereafter, means the successor and, for purposes of any provision contained herein, each other obligor on the Notes.

         "Issuer Order" and "Issuer Request" means a written order or request of the Issuer signed in the name of the Issuer by any one of its Authorized Officers and delivered to the Indenture Trustee.

         "Lien" means, for any asset or property of a Person, a lien, security interest, mortgage, pledge or encumbrance in, of or on such asset or property in favor of any other Person, except any Permitted Lien.

         "Liquidated Receivable" means, as of any date of determination, any Receivable which (a) has been paid in full or (b) is a Defaulted Receivable with respect to which the Servicer has determined in accordance with its Customary Servicing Practices that all amounts expected to be received by the Servicer with respect to such Defaulted Receivable have been received.

         "Liquidation Expenses" means, with respect to a Defaulted Receivable, all reasonable expenses incurred by the Servicer in the course of repossessing and liquidating a Financed Vehicle into cash proceeds or pursuing any deficiency claim against the related Obligor, but only out of the cash proceeds of such Financed Vehicle or any deficiency obtained from the Obligor.



                                                          Definitions (2005-WF1)

         "Liquidation Proceeds" means, with respect to a Defaulted Receivable, all amounts realized with respect to such Receivable net of (i) Liquidation Expenses, (ii) any amounts that are required to be refunded to the Obligor on such Receivable and (iii) any amounts that have been applied by the Servicer prior to the total charge-off of such Defaulted Receivable to reduce the Principal Balance, but in any event not less than zero.

         "Monthly Form 8-K" has the meaning set forth in Section 7.5 of the Indenture.

         "Moody's" means Moody's Investors Service, Inc., or any successor that is a nationally recognized statistical rating organization.

         "Note" means a Class A-1 Note, Class A-2 Note, Class A-3 Note, Class A-4 Note, Class B Note or Class C Note, in each case substantially in the forms of Exhibit A to the Indenture.

         "Note Balance" means, with respect to any date of determination, for any Class, the Class A-1 Note Balance, the Class A-2 Note Balance, the Class A-3 Note Balance, the Class A-4 Note Balance, the Class B Note Balance or the Class C Note Balance, as applicable, or with respect to the Notes generally, the sum of all of the foregoing.

         "Note Depository Agreement" means the agreement, dated as of the Closing Date, between the Issuer, the Indenture Trustee and DTC, as the initial Clearing Agency relating to the Notes, as the same may be amended or supplemented from time to time.

         "Note Factor" on a Payment Date means, with respect to each Class of Notes, a seven-digit decimal figure equal to the Note Balance of such Class of Notes as of the end of the related Collection Period divided by the Note Balance of such Class of Notes as of the Closing Date. The Note Factor will be 1.000000 as of the Closing Date; thereafter, the Note Factor will decline to reflect reductions in the Note Balance of such Class of Notes.

         "Note Owner" means, with respect to a Book-Entry Note, the Person who is the beneficial owner of such Book-Entry Note, as reflected on the books of the Clearing Agency or a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Note Register" and "Note Registrar" have the respective meanings set forth in Section 2.4 of the Indenture.

         "Noteholder" means, as of any date, the Person in whose name a Note is registered on the Note Register on such date, or, as indicated by the context, the holder of the Revolving Liquidity Note.

         "Obligor" means the purchaser or co-purchasers of the Financed Vehicle or any other Person who owes payments under a Receivable.

         "Officer's Certificate" means (i) with respect to the Issuer, a certificate signed by any Authorized Officer of the Issuer and (ii) with respect to the Seller or the Servicer, a certificate signed by the chairman of the board, the president, any executive vice president, any vice



                                                          Definitions (2005-WF1)
president, the treasurer, any assistant treasurer or the controller of the Seller or the Servicer, as applicable.

         "Opinion of Counsel" means one or more written opinions of counsel who may, except as otherwise expressly provided in the Indenture or any other applicable Transaction Document, be employees of or counsel to the Issuer, the Servicer or the Seller, and which opinion or opinions comply with any applicable requirements of the Transaction Documents and are in form and substance reasonably satisfactory to the recipient(s). Opinions of Counsel need address matters of law only and may be based upon stated assumptions as to relevant matters of fact.

         "Optional Purchase" has the meaning set forth in Section 5.10 to the Servicing Agreement.

         "Optional Purchase Price" has the meaning set forth in Section 5.10 to the Servicing Agreement.

         "Original Principal Balance" means, with respect to a Receivable and as of the date on which such Receivable was originated, the aggregate amount advanced under the Receivable toward the purchase price of the Financed Vehicle, including accessories, insurance premiums, service and warranty contracts and other items customarily financed as part of automobile and light truck retail installment sale contracts.

         "Originator" means, with respect to any Receivable, Wells Fargo.

         "Originator Purchase Agreement" means the Purchase and Sale Agreement, dated as of May 27, 2005, between the Originator and BANA, as amended, modified or supplemented from time to time.

         "Other Assets" means any assets (or interests therein) (other than the Trust Estate) conveyed or purported to be conveyed by the Seller to another Person or Persons other than the Issuer, whether by way of a sale, capital contribution or by virtue of the granting of a lien.

         "Outstanding" means, as of any date, all Notes (or all Notes of an applicable Class) theretofore authenticated and delivered under the Indenture except:

         (i) Notes (or Notes of an applicable Class) theretofore cancelled by the Note Registrar or delivered to the Note Registrar for cancellation;

         (ii) Notes (or Notes of an applicable Class) or portions thereof the payment for which money in the necessary amount has been theretofore deposited with the Indenture Trustee or any Paying Agent in trust for the related Noteholders (provided, however, that if such Notes are to be redeemed, notice of such redemption has been duly given pursuant to the Indenture or provision therefor, satisfactory to the Indenture Trustee, has been made); and

         (iii) Notes (or Notes of an applicable Class) in exchange for or in lieu of other Notes (or Notes of such Class) that have been authenticated and delivered pursuant to the Indenture unless proof satisfactory to the Indenture Trustee is presented that any such Notes are held by a bona fide purchaser;



                                                          Definitions (2005-WF1)
provided that in determining whether Noteholders holding the requisite Note Balance have given any request, demand, authorization, direction, notice, consent, vote or waiver hereunder or under any Transaction Document, Notes owned by the Issuer, the Seller, the Servicer or any of their respective Affiliates shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Indenture Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent, vote or waiver, only Notes that a Responsible Officer of the Indenture Trustee knows to be so owned shall be so disregarded. Notes so owned that have been pledged in good faith may be regarded as Outstanding if the pledgee thereof establishes to the satisfaction of the Indenture Trustee such pledgee's right so to act with respect to such Notes and that such pledgee is not the Issuer, the Seller, the Servicer or any of their respective Affiliates.

         "Owner Trustee" means Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity but solely as owner trustee under the Trust Agreement, and any successor Owner Trustee thereunder.

         "Paying Agent" means the Indenture Trustee or any other Person that meets the eligibility standards for the Indenture Trustee set forth in Section
6.11 of the Indenture and is authorized by the Issuer to make the payments to and distributions from the Principal Distribution Account, including the payment of principal of or interest on the Notes on behalf of the Issuer.

         "Payment Date" means the 18th day of each calendar month beginning July 18, 2005, provided, however, whenever a Payment Date would otherwise be a day that is not a Business Day, the Payment Date shall be the next Business Day. As used herein, the "related" Payment Date with respect to a Collection Period shall be deemed to be the Payment Date which immediately follows such Collection Period.

         "Payment Default" has the meaning set forth in Section 5.4(a) of the Indenture.

         "Permitted Liens" means (a) any liens created by the Transaction Documents; (b) any liens for taxes not due and payable or the amount of which is being contested in good faith by appropriate proceedings; and (c) any liens of mechanics, suppliers, vendors, materialmen, laborers, employees, repairmen and other like liens securing obligations which are not due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings.

         "Person" means any legal person, including any individual, corporation, partnership, joint venture, association, limited liability company, joint stock company, trust, unincorporated organization, or government or any agency or political subdivision thereof.

         "Physical Property" has the meaning specified in the definition of "Delivery" above.

         "Pool Balance" means as of the close of business of the last day of a Collection Period, the aggregate Principal Balance of the Receivables (excluding Repurchased Receivables as of such date).

         "Pool Factor" on a Payment Date means a seven-digit decimal figure equal to the Pool Balance as of the end of the preceding Collection Period divided by the sum of the aggregate



                                                          Definitions (2005-WF1)

Principal Balance of the Receivables as of the Cut-Off Date. The Pool Factor will be 1.000000 as of the Cut-Off Date; thereafter, the Pool Factor will decline to reflect reductions in the Pool Balance.

         "Predecessor Note" means, with respect to any particular Note, every previous Note evidencing all or a portion of the same debt as that evidenced by such particular Note; provided, however, for the purpose of this definition, any Note authenticated and delivered under Section 2.5 of the Indenture in lieu of a mutilated, destroyed, lost or stolen Note shall be deemed to evidence the same debt as the mutilated, destroyed, lost or stolen Note.

         "Principal Balance" means, as of any date with respect to (a) a Receivable (other than a Defaulted Receivable), the Original Principal Balance, less:

                  (ii) payments received from or on behalf of the related Obligor prior to such date allocable to principal;

                  (iii) any refunded portion of extended warranty protection plans costs, physical damage, credit life or disability, warranties, debt cancellation and other insurance premiums included in the Original Principal Balance and allocable to principal;

                  (iv) the Repurchase Price with respect to Repurchased Receivables to the extent allocable to principal; and

                  (v) any Liquidation Proceeds previously received on or prior to the last day of the related Collection Period allocable to principal with respect to such Receivable; or

         (b) a Defaulted Receivable, zero; provided, however, with respect to a Repossessed Defaulted Receivable, the Principal Balance of such Receivable shall be the current value of such Financed Vehicle as of the end of such Collection Period, and shall be reduced to zero on the earlier to occur of (A) the date on which such Financed Vehicle is sold and the related sales proceeds have been deposited into the Collection Account, (B) the last day of the Collection Period during which 90 days have elapsed since the repossession of such Financed Vehicle and (C) the last day of the Collection Period during which such Receivable became 180 days past due.

         "Principal Distribution Account" means the account by that name established and maintained pursuant to Section 8.2(a)(ii) of the Indenture.

         "Proceeding" means any suit in equity, action at law or other judicial or administrative proceeding.

         "Purchase Agreement" means the Purchase Agreement, dated as of the Closing Date, between BANA and the Seller, as amended, modified or supplemented from time to time.

         "Purchased Assets" has the meaning set forth in Section 2.1 of the Purchase Agreement.

         "Quantum" means Quantum Auto Group, LLC, a New York limited liability company, and its successors and assigns.



                                                          Definitions (2005-WF1)

         "Rating Agency" means Moody's or Standard & Poor's.

         "Rating Agency Condition" means, with respect to any event or circumstance and each Rating Agency, either (a) written confirmation by such Rating Agency that the occurrence of such event or circumstance will not cause such Rating Agency to downgrade, qualify or withdraw its rating assigned to any of the Notes or (b) that such Rating Agency shall have been given notice of such event at least ten days prior to the occurrence of such event (or, if ten days' advance notice is impracticable, as much advance notice as is practicable) and such Rating Agency shall not have issued any written notice that the occurrence of such event will itself cause such Rating Agency to downgrade, qualify or withdraw its rating assigned to the Notes.

         "Receivable" means a Contract for a Financed Vehicle and any amendments, modifications or supplements to such Contract that is included in the Schedule of Receivables and all Related Security in connection therewith which has not been released from the Lien of the Indenture. The term "Receivable" does not include any Repurchased Receivable.

         "Receivable Files" means the documents specified in Section 2.1 of the Servicing Agreement.

         "Record Date" means, unless otherwise specified in any Transaction Document, with respect to any Payment Date or Redemption Date, (i) for any Definitive Notes and for the Certificates, if any, the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which such Payment Date or Redemption Date occurs and (ii) for any Book-Entry Notes, the close of business on the Business Day immediately preceding such Payment Date or Redemption Date.

         "Records" means, for any Receivable, all contracts, books, records and other documents or information (including computer programs, tapes, disks, software and related property and rights, to the extent legally transferable) relating to such Receivable or the related Obligor.

         "Redemption Date" means in the case of a redemption of the Notes pursuant to Section 10.1 of the Indenture, the Payment Date specified by the Indenture Trustee or the Issuer pursuant to Section 10.1 of the Indenture.

         "Redemption Price" means an amount equal to the greater of (a) the sum of (i) the unpaid Note Balance plus (ii) accrued and unpaid interest thereon at the applicable Interest Rate for the Notes being so redeemed, up to but excluding the Redemption Date plus (iii) any amounts due to BANA under the Revolving Liquidity Note and (b) the Pool Balance of the Receivables as of the Redemption Date.

         "Registered Holder" means the Person in whose name a Note is registered on the Note Register on the related Record Date.

         "Regular Allocation of Principal" means, with respect to any Payment Date, an amount equal to the excess, if any, of (a)(i) the Note Balance of the Class A Notes, the Class B Notes and the Class C Notes as of such Payment Date (before giving effect to any principal payments made on the Class C Notes on such Payment Date) minus (ii) the First Allocation of Principal and the Second Allocation of Principal for such Payment Date over (b)(i) the Pool Balance as of the end



                                                          Definitions (2005-WF1)
of the related Collection Period minus (ii) the YSOC Amount for such Payment Date; provided, however, that the Regular Allocation of Principal on and after the Final Scheduled Payment Date for the Class C Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class C Notes to zero (after the application of the First Allocation of Principal and the Second Allocation of Principal).

         "Related Security" means, for any Receivable, (i) the security interests in the Financed Vehicles granted by Obligors pursuant to the Receivables and, to the extent permitted by law, any accessions thereto, (ii) all proceeds from claims on any physical damage, credit life, credit disability, warranties, debt cancellation agreements or other Insurance Policies covering Financed Vehicles or Obligors, (iii) all proceeds from recourse against Dealers on the Receivables and (iv) all proceeds of the foregoing property.

         "Repossessed Defaulted Receivable" means a Receivable that is a Defaulted Receivable because such Receivable was 120 days or more past due as of the end of the previous Collection Period, and the related Financed Vehicle has been repossessed and not sold as of the end of such Collection Period.

         "Repurchase Price" means, with respect to any Repurchased Receivable, a price equal to the outstanding Principal Balance (calculated without giving effect to clause (a)(iii) contained in the definition of such term) of such Receivable plus any unpaid accrued interest related to such Receivable accrued to and including the end of the Collection Period preceding the date that such Repurchased Receivable was purchased by BANA, the Servicer, the Originator or the Seller, as applicable.

         "Repurchased Receivable" means a Receivable purchased by BANA pursuant to Section 3.3 of the Purchase Agreement, by the Servicer pursuant to Section
3.7 of the Servicing Agreement, by the Originator pursuant to Section 6.2 of the Originator Purchase Agreement or by the Seller pursuant to Section 2.3 of the Sale Agreement.

         "Required Rate" means 5.50%.

         "Reserve Account" means the segregated trust account designated as such, established and maintained pursuant to Section 8.2(a)(iii) of the Indenture.

         "Residual Interest" means the beneficial interest in the Issuer, which shall be represented by a Certificate.

         "Residual Interestholder" means the owner of the Residual Interest. Blue Ridge shall be the initial Residual Interestholder.

         "Responsible Officer" means, (a) with respect to the Indenture Trustee, any officer within the corporate trust department of the Indenture Trustee, including any vice president, assistant vice president, assistant secretary, assistant treasurer, trust officer or any other officer of the Indenture Trustee who customarily performs functions similar to those performed by the persons who at the time shall be such officers, respectively, or to whom any corporate trust matter is referred because of such person's knowledge of and familiarity with the particular subject and who shall have direct responsibility for the administration of the Indenture, (b) with respect to



                                                          Definitions (2005-WF1)
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

the Owner Trustee, any officer within the Corporate Trust Administration of the Owner Trustee and having direct responsibility for the administration of the Issuer, including any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, Finances Services Officer or any other officer customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and (c) with respect to the Servicer or Seller, any officer of such Person having direct responsibility for the transactions contemplated by the Transaction Documents, including the President, Treasurer or Secretary or any Vice President, Assistant Vice President, Assistant Treasurer, Assistant Secretary, or any other officer customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

         "Revolving Liquidity Note" means the Revolving Liquidity Note issued pursuant to the Revolving Liquidity Note Agreement.

         "Revolving Liquidity Note Agreement" means the Revolving Liquidity Note Agreement, dated as of the Closing Date, between BANA and the Issuer, as the same may be amended, modified or supplemented from time to time.

         "Sale Agreement" means the Sale Agreement, dated as of the Closing Date, among the Seller and the Issuer, as the same may be amended, modified or supplemented from time to time.

         "Sarbanes-Oxley Act" means the Sarbanes-Oxley Act of 2002, as amended, modified or supplemented from time to time, and any successor law thereto.

         "Schedule of Receivables" means, as the context may require, (i) the schedule of Transferred Receivables, transferred to the Issuer on the Closing Date or (ii) collectively, the schedule of all Receivables assigned to the Issuer by the Seller as of the date of determination, with such additions and deletions as properly made pursuant to the Transaction Documents.

         "Second Allocation of Principal" means, with respect to any specified Payment Date, an amount equal to the excess, if any, of (a)(i) the Note Balance of Class A Notes and the Class B Notes as of such Date (before giving effect to any principal payments made on the Class B Notes on such Payment Date) minus
(ii) the First Allocation of Principal for such Payment Date over (b)(i) the Pool Balance as of the end of the related Collection Period minus (ii) the YSOC Amount for such Payment Date; provided, however, that the Second Allocation of Principal on and after the Final Scheduled Payment Date for the Class B Notes shall not be less than the amount that is necessary to reduce the outstanding principal amount of the Class B Notes to zero (after the application of the First Allocation of Principal).

         "Securities Act" means the Securities Act of 1933, as amended.

         "Seller" means BAS Securitization, LLC, a Delaware limited liability company, and its successors and assigns.



                                                          Definitions (2005-WF1)

         "Servicer" means Wells Fargo, initially, and any replacement Servicer appointed pursuant to the Servicing Agreement.

         "Servicer Termination Event" has the meaning set forth in Section 6.1 of the Servicing Agreement.

         "Servicing Agreement" means the Servicing Agreement, dated as of May 27, 2005, between Wells Fargo and BANA, as amended and restated by the Amended and Restated Servicing Agreement dated as of the Closing Date, as the same may be amended and modified or supplemented from time to time.

         "Servicing Fee" means, for any Payment Date, the product of (A) one-twelfth (or, in the case of the first Payment Date, a fraction, the numerator of which is the number of days (assuming 30 day months) from and including the Cut-Off Date to and including the last day of the first Collection Period and the denominator of which is 360), (B) the Servicing Fee Rate and (C) the Pool Balance as of the first day of the related Collection Period (or, in the case of the first Payment Date, as of the Cut-Off Date). The Servicing Fee for the first Payment Date on July 18, 2005 shall be $1,494,551.

         "Servicing Fee Rate" means 1.00% per annum.

         "Simple Interest Method" means the method of allocating each monthly payment (including multiple monthly payments) on a Simple Interest Receivable to principal and interest, pursuant to which the portion of such payment that is allocated to interest is equal to the outstanding Principal Balance thereon multiplied by the fixed rate of interest applicable to such Receivable multiplied by the period of time elapsed (expressed as a fraction of a calendar year) since the preceding payment of interest with respect to such Principal Balance was made.

         "Simple Interest Receivable" means any Receivable under which the portion of each payment allocable to earned interest and the portion allocable to the principal is determined in accordance with the Simple Interest Method. For purposes hereof, all payments with respect to a Simple Interest Receivable shall be allocated to principal and interest in accordance with the Simple Interest Method.

         "Specified Reserve Account Balance" means, for any Payment Date, zero, except for any Payment Date on which the conditions set forth in Section 6.13(c) of the Indenture require deposits into the Reserve Account, in which case the Specified Reserve Account Balance shall be equal to the greater of (A) the product of (i) 0.50% and (ii) the Principal Balance of the Receivables as of the Cutoff Date minus the YSOC Amount on the Closing Date and (B) the product of (i) 1.25% and (ii) the Pool Balance as of the end of the related Collection Period minus the YSOC Amount for such Payment Date; provided, however, that in no event will the "Specified Reserve Account Balance" for a Payment Date exceed the aggregate Note Balance of the Class A Notes, the Class B Notes and the Class C Notes after giving effect to all payments on that Payment Date.

         "Standard & Poor's" means Standard & Poor's Ratings Services, a division of The McGraw-Hill Companies, Inc., or any successor that is a nationally recognized statistical rating organization.



                                                          Definitions (2005-WF1)

         "Statutory Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq.

         "Supplemental Servicing Fees" means, the fee payable to the Servicer for certain services rendered during the respective Collection Period, determined pursuant to and defined in Section 3.8(b) of the Servicing Agreement.

         "TIA" or "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended and as in force on the date hereof, unless otherwise specifically provided.

         "Transaction Documents" means the Indenture, the Notes, the Note Depository Agreement, the Sale Agreement, the Servicing Agreement, the Purchase Agreement, the Assignment, Assumption and Recognition Agreement, the Revolving Liquidity Note Agreement, the Revolving Liquidity Note, the Originator Purchase Agreement and the Trust Agreement, as the same may be amended or modified from time to time.

         "Transferred Assets" means (a) the Purchased Assets, (b) all of the Seller's rights under the Purchase Agreement and (c) all proceeds of the foregoing.

         "Transferred Receivables" means the Receivables transferred by the Seller to the Issuer on the Closing Date.

         "Trust Accounts" has the meaning set forth in Section 8.2(a)(iii) of the Indenture.

         "Trust Account Property" means the Trust Accounts, all amounts and investments held from time to time in any Trust Account (whether in the form of deposit accounts, Physical Property, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

         "Trust Agreement" means the Trust Agreement, dated as of May 18, 2005, as amended and restated by the Amended and Restated Trust Agreement dated as of the Closing Date, between the Seller and the Owner Trustee, as the same may be amended and supplemented from time to time.

         "Trust Estate" means all money, accounts, chattel paper, general intangibles, goods, instruments, investment property and other property of the Issuer, including without limitation (i) the Transferred Assets, (ii) the rights of the Issuer to the funds on deposit from time to time in the Trust Accounts and any other account or accounts established pursuant to the Indenture and all cash, investment property and other property from time to time credited thereto and all proceeds thereof (including investment earnings, net of losses and investment expenses, on amounts on deposit therein), (iii) all of the Issuer's rights under the Sale Agreement, (iv) rights of the Owner Trustee and the Issuer pursuant to the Revolving Liquidity Note Agreement and Revolving Liquidity Note and (v) all proceeds of the foregoing.

         "UCC" means, unless the context otherwise requires, the Uniform Commercial Code as in effect in the relevant jurisdiction, as amended from time to time.



                                                          Definitions (2005-WF1)

         "United States" or "USA" means the United States of America (including all states, the District of Columbia and political subdivisions thereof).

         "Wells Fargo" means Wells Fargo Bank, N.A., a national banking association, and its successors and assigns.

         "YSOC Amount" means, with respect to any Collection Period and the related Payment Date, the aggregate amount by which the Principal Balance as of the last day of such Collection Period of each Discount Receivable (other than a Discount Receivable that is a Defaulted Receivable), exceeds the present value (calculated at the Required Rate) of each scheduled payment of each Discount Receivable assuming such scheduled payment is made on the last day of each month and each month has 30 days.

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. Unless otherwise inconsistent with the terms of this Agreement, all accounting terms used herein shall be interpreted, and all accounting determinations hereunder shall be made, in accordance with GAAP. Amounts to be calculated hereunder shall be continuously recalculated at the time any information relevant to such calculation changes.




                                                          Definitions (2005-WF1)
                                       24